                   Allianz Global Investors of America L.P.

                                Code of Ethics

Effective October 2006

                                      23
                              Table of Contents

INTRODUCTION...................................................................2

  ADOPTION OF THE CODE OF ETHICS.............................................2
  STANDARDS OF BUSINESS CONDUCT..............................................2
  QUESTIONS..................................................................2

GENERAL DEFINITIONS............................................................2

  SUPERVISED PERSONS.........................................................2

REPORTABLE ACCOUNTS............................................................2

PERSONAL SECURITIES TRANSACTIONS...............................................2

  TRADING IN GENERAL.........................................................2
    Securities...............................................................2
    Purchase or Sale of a Security...........................................2
    Exempt Securities........................................................2
    Beneficial Ownership.....................................................2
    Exempt Transactions......................................................2
    Additional Exempt Transactions...........................................2
  PROHIBITED TRANSACTIONS....................................................2
    Blackout Periods.........................................................2
    Short-Term Trading.......................................................2
    Initial Public Offerings.................................................2
  CIRCUMSTANCES REQUIRING PRE-CLEARANCE......................................2
  GENERAL PRE-CLEARANCE PROCEDURES...........................................2
    Operating Entities with CTI..............................................2
    Operating Entities without CTI...........................................2
  TRADING RESTRICTIONS IN OPEN-END MUTUAL FUNDS..............................2
  PRE-CLEARANCE PROCEDURES FOR AGI CLOSED-END FUNDS AND NON-PROPRIETARY
  SUB-ADVISED CLOSED-END FUNDS...............................................2
  BLACKOUT PERIODS - ALLIANZ SHARES..........................................2
  ALLIANZ RESTRICTED LIST....................................................2
  PRIVATE PLACEMENTS.........................................................2

REPORTING......................................................................2

  USE OF BROKER-DEALERS......................................................2
  DESIGNATED BROKER..........................................................2
  REPORTING OF NON-DESIGNATED BROKERAGE ACCOUNTS.............................2
  INITIAL REPORTING AND CERTIFICATION FOR NEW EMPLOYEES......................2
  ANNUAL REPORTING AND CERTIFICATION.........................................2
  REVIEW.....................................................................2

FIDUCIARY DUTIES...............................................................2

  GIFTS AND ENTERTAINMENT....................................................2
  PRIVACY POLICY.............................................................2
  POLITICAL AND CHARITABLE CONTRIBUTIONS.....................................2
  OUTSIDE BUSINESS ACTIVITIES................................................2
    Service as Director of a Public Company..................................2

COMPLIANCE.....................................................................2

  CERTIFICATE OF RECEIPT.....................................................2
  CERTIFICATE OF COMPLIANCE..................................................2
  REMEDIAL ACTIONS...........................................................2

REPORTS TO MANAGEMENT AND TRUSTEES.............................................2

REPORTING OF APPARENT OR SUSPECTED VIOLATIONS OF THE FEDERAL SECURITIES LAWS
("WHISTLEBLOWER POLICY").......................................................2

RECORDKEEPING REQUIREMENTS.....................................................2

APPENDIX I: INSIDER TRADING POLICY AND PROCEDURES..............................2

APPENDIX II: PRIVACY POLICY....................................................2

APPENDIX III: GUIDANCE ON BENEFICIAL OWNERSHIP.................................2

APPENDIX IV: GUIDANCE ON SHORT TERM PROFIT RECOVERY............................2

APPENDIX V: INSTRUCTIONS FOR USING ITRADE......................................2

APPENDIX VI: SCHWAB AS A DESIGNATED BROKER.....................................2

APPENDIX VII: INITIAL ACKNOWLEDGEMENT OF RECEIPT...............................2

APPENDIX VIII: INITIAL REPORT OF PERSONAL SECURITIES HOLDINGS AND BROKERAGE
ACCOUNTS.......................................................................2

APPENDIX IX: QUARTERLY TRANSACTION REPORT......................................2

APPENDIX X: ANNUAL LISTING OF SECURITIES HOLDINGS AND CERTIFICATION OF
COMPLIANCE.....................................................................2

APPENDIX XI: PRE-CLEARANCE OF SECURITIES TRANSACTION FORM......................2

APPENDIX XII:  PRE-CLEARANCE TRADE REQUEST FORM FOR CTI ITRADE USERS...........2

APPENDIX XIII: PRIVATE PLACEMENT APPROVAL REQUEST FORM.........................2

APPENDIX XIV: REVIEW OF TRANSACTIONS IN  AGI CLOSED-END FUNDS..................2

APPENDIX XV: AGI CLOSED-END FUNDS PRE-CLEARANCE FORM...........................2

APPENDIX XVI: IQ CLOSED-END FUNDS PRE-CLEARANCE FORM...........................2

APPENDIX XVII: REPORT OF OFFER OR RECEIPT OF GIFT..............................2

APPENDIX XVIII: OUTSIDE BUSINESS ACTIVITIES....................................2

                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.
                                CODE OF ETHICS
                            Effective October 2006

==============================================================================

                                 INTRODUCTION

                        Adoption of the Code of Ethics

      This Code of Ethics  (the  "Code")  has been  adopted by Allianz  Global
Investors  of  America  L.P.  and its  affiliated  subsidiaries  or  divisions
(collectively,  the  "Company")  in  accordance  with  Rule  204A-1  under the
Investment  Advisers  Act of 1940,  as  amended  (the  "Advisers  Act").  Rule
204A-1  requires,  at a minimum,  that an  adviser's  code of ethics set forth standards of conduct,  require  compliance  with federal  securities  laws and address personal trading by advisory personnel.

                        Standards of Business Conduct

Fiduciary Duty

      The Code is  applicable to all officers and employees of the Company and is based on the  principle  that in addition to the fiduciary  obligations  of the Company,  you, as an officer or employee of the  Company,  owe a fiduciary duty to the shareholders of the registered  investment companies (the "Funds")
and other clients (together with the Funds, the "Advisory  Clients") for which the Company serves as an adviser or sub-adviser.  Accordingly,  you must avoid activities,  interests  and  relationships  that might  interfere or appear to interfere  with  making  decisions  in the  best  interests  of  our  Advisory
Clients.

    At all times, you must:

1.....Place the interests of our Advisory  Clients first. As a fiduciary,  you must  scrupulously  avoid serving your own personal  interests  ahead of the  interests  of our Advisory  Clients.  You may not cause an Advisory
      Client to take action, or not to take action,  for your personal benefit rather than for the benefit of the Advisory  Client.  For  example,  you would  violate this Code if you caused an Advisory  Client to purchase a security  you  owned for the  purpose  of  increasing  the price of that
      Security.  If you are an  Investment  Person of the  Company (as defined under the heading  General  Definitions),  you would also  violate  this
      Code if you made a personal  investment  in a security  that might be an appropriate  investment for an Advisory Client without first considering the  security  as an  investment  for the  Advisory  Client.  Investment opportunities  of limited  availability  that are  suitable for Advisory
      Clients also must be considered  for purchase for such  Advisory  Client accounts before personally  trading in them by any Investment Person who is aware of the opportunity.  Such  opportunities  include,  but are not
      limited  to  investments   in  initial  public   offerings  and  private
      placements.

2.    Conduct all of your personal securities  transactions in full compliance with this Code and the Company  Insider  Trading Policy and  Procedures.
      The  Company   encourages  you  and  your  family  to  develop  personal
      investment   programs.   However,  you  must  not  take  any  action  in
      connection  with your  personal  investments  that could  cause even the appearance of unfairness or  impropriety.  Accordingly,  you must comply with the  policies  and  procedures  set  forth in this  Code  under the heading Personal  Securities  Transactions.  Failure to comply with this
      Code may result in  disciplinary  action,  including but not limited to, fines,  disgorgement  of profits,  suspension  of trading  privileges or termination  of  employment.  In  addition,  you  must  comply  with the policies and procedures set forth in the Company  Insider Trading Policy
      and  Procedures,   which  is  attached  to  this  Code  as  Appendix  I.
      Situations that are  questionable  may be resolved against your personal interests.

3.    Avoid taking  inappropriate  advantage of your position.  The receipt of investment  opportunities,  gifts or  gratuities  from  persons  seeking business  with the Company  directly or on behalf of an Advisory  Client of the  Company  could  call  into  question  the  independence  of your business judgment. In addition,  information  concerning the identity of security  holdings and financial  circumstances of an Advisory Client is confidential.  You may not use  personal or account  information  of any client of the  Company  except as  permitted  by the  Company's  Privacy
      Policy which is attached to this Code as Appendix II.  Accordingly,  you must  comply with the  policies  and  procedures  set forth in this Code under the heading  Fiduciary  Duties.  Situations that are  questionable may be resolved against your personal interests.

4.    Comply with  applicable  federal  securities  laws and  regulations.  In connection  with the  purchase  or sale,  directly or  indirectly,  of a security  held or to be  acquired  by an  Advisory  Client,  you are not permitted  to: (i) defraud such client in any manner;  (ii) mislead such client,  including  making a statement that omits material facts;  (iii)
      engage in any act,  practice  or course of  conduct  which  operates  or would operate as a fraud or deceit upon such client;  (iv) engage in any manipulative  practice  with respect to such  client;  (v) engage in any manipulative  practices  with  respect to  securities,  including  price manipulation;  or (vi) otherwise violate  applicable  federal securities laws  (including  without  limitation,  the  Investment  Advisers Act of
      1940,  the  Investment  Company Act of 1940, the Securities Act of 1933,
      the  Securities  Exchange Act of 1934, the  Sarbanes-Oxley  Act of 2002,
      the  Gramm-Leach  Bliley Act, any rules  adopted by the  Securities  and
      Exchange  Commission  ("Commission")  under these  statutes,  the U.S.A.
      Patriot Act, as it applies to mutual funds and investment advisers,  and any rules  adopted  thereunder by the  Commission  or the  Department of
      Treasury).  In the  event  that  you  are  unsure  of any  such  laws or regulations, then you must consult the Company's Legal Department.

      As an employee of the Company,  you must  promptly  report any suspected violation  of the  federal  securities  laws,  as  well as any  violations  or suspected  violations  of this Code, to the Chief  Compliance  Officer of your operating entity.

      In addition to the  requirements  contained in this Code,  you must also comply with any supplemental  policies and procedures associated with the Code of Ethics.

                                  Questions

      Questions   regarding  this  Code  should  be  addressed  to  the  Chief
Compliance Officer of your operating entity or his or her designee.

                             GENERAL DEFINITIONS

                              Supervised Persons

      The following  persons are considered to be  "Supervised  Persons" under the Code:

1.    Any partner,  officer,  director  (or other  person  occupying a similar status  or  performing  similar  functions)  and  employee  of the
            Company;

2.    All  employees of entities  affiliated  with an operating  entity of the
            Company  that have been  authorized  by the  Company  to act in an official  capacity on behalf of another  operating  entity  within the Company, sometimes referred to as "dual" employees;

3.    Certain  persons  who  are  employed  by the  Company  as a  consultant, contractor,  intern or  temporary  employee and are subject to the
            Company's supervision and control; and

4.    All  Access  Persons,  Non-Access  Persons  and  Investment  Persons  as
            defined below.

      Supervised  Persons  will be  placed  in one or  more  of the  following categories  based  upon  the  individual's  activities  and  role  within  the
Company.  Provisions of the Code pertaining to the pre-clearance  requirements and certain prohibited transactions may apply to more than one category.

A.    "Access  Person"  means  any  partner,  officer,  director,   Investment
         Person, or employee of the Company who:

(1)   in connection with their regular duties, makes,  participates in, or has access to non-public  information  regarding the purchase or sale of  securities  by the Advisory  Clients of the  Company,  or has
             access  to   non-public   information   regarding  the  portfolio
             holdings  of  any  Fund  for  which  the  Company  serves  as  an investment adviser or sub-adviser; or

(2)   is involved in making  securities  recommendations  to Advisory Clients, including Funds, or who has access to such  recommendations  that are non-public.

B.    "Non-Access  Person"  means any  employee of the Company  that is NOT an
         Access Person.

      C.  "Investment  Person"  means any  employee  of the  Company  who,  in
      connection   with  their  regular   functions  and  duties,   makes,  or
      participates in making,  recommendations  regarding the purchase or sale of securities on behalf of any Advisory Client,  provides information or advice to a portfolio  manager,  or helps execute a portfolio  manager's recommendations.  Generally,  Investment  Persons  include,  but are not limited to, portfolio managers, research analysts and traders.

      Certain  operating  entities may decide to classify all of its employees in one category,  regardless of  individual  job duties and  responsibilities.
Your category may be subject to change if your position  within your operating entity  changes or if you have been  transferred to another  operating  entity within the Company.
                             REPORTABLE ACCOUNTS

      The following types of brokerage or trading  accounts are required to be reported  by  Supervised  Persons.  Transactions  in such  accounts  are  also required to be pre-cleared  unless the transaction is for an "Exempt Security"
or the transaction  qualifies as an "Exempt  Transaction" as defined under the heading Trading in General below.

1.    Accounts in the name of or for the direct or indirect benefit of:

                 (a)  A Supervised Person; or

                 (b) A Supervised  Person's spouse,  domestic  partner,  minor children and any other person to whom the  Supervised  Person
                 provides  significant   financial  support,  as  well  as  to
                 transactions  in any other account over which the  Supervised
                 Person  exercises   investment   discretion,   regardless  of
                 beneficial  ownership.  The term  "Beneficial  Ownership"  is described below.

2.    Accounts that have the ability to hold securities  reportable  under the
         Code other than Exempt  Securities  even if such  accounts  currently only hold Exempt Securities.

      Excluded from reportable accounts are the following:

1.    Accounts  that are fully  managed by a third party where the  Supervised
         Person does not have discretion  over  investment  selections for the account through  recommendation,  advice,  pre-approval or otherwise.
         In cases where the employee  reports a brokerage  or trading  account that is  independently  managed,  the employee  must certify that the account is  separately  managed by a third party and  Compliance  may separately verify this fact.

2.    Accounts  which  exclusively  hold Exempt  Securities  and are unable to hold any non-Exempt Securities.

3.    401(k) and deferred  compensation plan accounts for which the Supervised
         Person has no investment discretion.

4.    The Allianz  401(k) Plan (the  "Plan").  Employees  are not  required to report  mutual  fund  transactions  or  holdings  in the  Plan.  Such
         reports   are   provided   directly   to  the  Company  by  the  Plan
         administrator.

                       PERSONAL SECURITIES TRANSACTIONS

                              Trading in General

      You may not  engage,  and you may not permit any other  person or entity to  engage,  in any  purchase  or sale of a  Security  (other  than an  Exempt
Security) in which you have,  or by reason of the  transaction  will  acquire,
Beneficial  Ownership,  unless (i) the transaction is an Exempt Transaction or
(ii) you have  complied  with the  procedures  set forth  under  Pre-clearance
Procedures.

Securities

      The following are Securities:

      Any  note,  stock,   treasury  stock,  bond,   debenture,   evidence  of
indebtedness,  certificate of interest or participation in any  profit-sharing
agreement,  collateral-trust  certificate,   pre-organization  certificate  or
subscription,    transferable   share,   investment   contract,   voting-trust
certificate,  certificate  of deposit  for a  security,  fractional  undivided interest in oil,  gas,  or other  mineral  rights,  any put,  call,  straddle, option or privilege on any security  (including a  certificate  of deposit) or on any group or index of securities  (including any interest  therein or based on the  value  thereof),  or any put,  call,  straddle,  option  or  privilege entered into on a national  securities  exchange relating to foreign currency, or shares of open-end and closed-end  investment  companies,  or shares of any pooled  or  commingled  investment  vehicles,  in  general,  any  interest  or instrument  commonly  known as a security,  or any  certificate of interest or
participation   in,  temporary  or  interim   certificate  for,  receipt  for,
guarantee of, or warrant or right to subscribe to or purchase, any security.

      The following are not Securities:

      Commodities,  futures  and  options  traded on a  commodities  exchange,
including currency futures.  However, securities futures(1) and   futures  and
options on any group or index of  Securities  (as  defined  in the  Investment
Company Act of 1940) are Securities.

Purchase or Sale of a Security

      The purchase or sale of a Security includes, among other things, the writing of an option to purchase or sell a Security.

Exempt Securities

      All  Securities  are  reportable  securities  under  the Code with a few limited  exceptions.  The  following  securities  are  exempt  from  both  the pre-clearance and reporting requirements under the Code:

1.    Direct obligations of the Government of the United States.

2.    Bankers'  acceptances,  bank certificates of deposit,  commercial paper, and high quality  short-term  debt  instruments  (defined as any instrument  that has a maturity at issuance of less than
            366 days and that is rated in one of the two highest  rating categories  by a Nationally  Recognized  Statistical  Rating
            Organization,   or  which  is  unrated  but  of   comparable
            quality), including repurchase agreements.

3.    Shares of money market funds.

4.    Shares of registered  open-end  investment  companies  ("Open-End Mutual
            Funds")  that are not advised by the Company or  sub-advised by an employee's operating entity.(2)  This  exemption  does not  apply  to  an  exchange-traded  fund  organized  as  an open-end investment company.

5.    Shares issued by unit  investment  trusts that are invested  exclusively in  one or  more  mutual  funds  that  are  not  advised  or sub-advised  by the Company.  This  exemption does not apply to an  exchange-traded  fund organized as a unit  investment trust.

Beneficial Ownership

      The  following  section is designed  to give you a practical  guide with
respect  to  Beneficial  Ownership.   However,  for  purposes  of  this  Code,
Beneficial  Ownership  shall be  interpreted  in the same  manner  as it would under  Rule  16a-1(a)(2)  under  the  Securities  Exchange  Act of  1934  (the
"Exchange Act") in determining  whether a person is the beneficial  owner of a security  for  purposes  of Section 16 of the  Exchange  Act and the rules and regulations thereunder.

      You are  considered  to have  Beneficial  Ownership of Securities if you have or share a direct or indirect Pecuniary Interest in the Securities.

      You have a Pecuniary  Interest in Securities if you have the opportunity to directly  benefit or share in any profit  derived from a transaction in the
Securities.

      The following  circumstances  constitute  Beneficial Ownership by you of
Securities held by a trust:

1.    Your  ownership of  Securities  as a trustee where either you or members of your  immediate  family  have a  vested  interest  in the principal or income of the trust.

2.    Your ownership of a vested beneficial interest in a trust.

3.    Your  status as a settlor of a trust,  unless the  consent of all of the beneficiaries  is  required  in order for you to revoke  the trust.

      The  following  are  examples  of  an  indirect  Pecuniary  Interest  in
      Securities:

      1.    Securities held by members of your immediate  family sharing
            the  same  household;   however,  this  presumption  may  be
            rebutted by convincing  evidence  that profits  derived from transactions  in these  Securities will not provide you with any  economic  benefit  subject  to review and  approval  by
            Compliance.

            Immediate  family  means any child,  stepchild,  grandchild, parent, stepparent,  grandparent,  spouse, domestic partner,
            sibling,    mother-in-law,     father-in-law,    son-in-law,
            daughter-in-law,   brother-in-law,   or  sister-in-law,  and
            includes any adoptive relationship.

      2.    Securities  held by any  individual  for whom  you  provided
            significant   economic   support   during  the   immediately
            preceding 12-month period,  even if such individual does not share the same household.

      3.    Your interest as a general  partner in Securities  held by a general or limited partnership.

      4.    Your interest as a manager-member  in the Securities held by a limited liability company.

      You do not have an indirect  Pecuniary  Interest in Securities held by a corporation,  partnership,  limited liability company or other entity in which you hold an equity interest,  unless you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

      Additional  guidance  relating to  Beneficial  Ownership can be found in
Appendix III.

Exempt Transactions

      The following Exempt  Transactions are not subject to the  pre-clearance requirements under the Code,  although they are still subject to the reporting requirements under the Code except where specifically identified as exempt.

1.    Any  transaction  in Securities in an account over which you do not have any direct or  indirect  influence  or  control.  There is a presumption  that you can exert some measure of influence or control  over  accounts  held by members  of your  immediate family sharing the same household,  but this presumption may be rebutted  by  convincing  evidence  subject to review and approval by Compliance.  Such  transactions  are also exempt from the reporting requirements.

2.    Transactions  effected  pursuant  to an  automatic  investment  plan  or dividend reinvestment plan(3). Such  transactions  are  also exempt from the reporting  requirements unless a transaction overrides the pre-set  schedule or  allocations of the plan.
            In such  cases,  the  transaction(s)  must be  included in a quarterly transaction report.

3.    Purchases of  Securities  by exercise of rights issued to the holders of a class of  Securities  pro  rata,  to the  extent  they are
            issued  with  respect  to   Securities  of  which  you  have
            Beneficial Ownership.

4.    Acquisitions  or  dispositions  of  Securities  as the result of a stock
            dividend,   stock  split,   reverse  stock  split,   merger,
            consolidation,   spin-off   or   other   similar   corporate
            distribution or reorganization  applicable to all holders of
            a  class  of  Securities   of  which  you  have   Beneficial
            Ownership.

5.    Such other class of  transactions  as may be exempted  from time to time by Compliance based upon a determination  that the transactions do not  involve any  realistic  possibility  of a  violation  of Rule
      204A-1 under the Investment  Advisers Act of 1940, as amended,  or a  violation  of Rule 17j-1  under the  Investment  Company Act of
      1940,  as amended.  Compliance  may exempt  designated  classes of transactions  from any of the  provisions  of this Code except the provisions set forth below under Reporting.

6.    Such other  specific  transactions  as may be exempted from time to time by your local Compliance  Officer based upon a determination  that the  transaction(s)  do not interfere or appear to interfere  with making  decisions in the best  interest of our  Advisory  Clients.
      On a  case-by-case  basis,  a  Compliance  Officer  may  exempt  a specific  transaction  from  any of the  provisions  of this  Code except for the  provisions  set forth below under  Reporting.  All requests to exempt a transaction  must be in writing and forwarded to your  local  Compliance  Officer  for  approval  prior  to your executing the transaction.

Additional Exempt Transactions

      The following  classes of  transactions  have been  designated as Exempt
Transactions  by  Compliance  and are  applicable to the groups as referred to below.  Such  transactions are not subject to the  pre-clearance  requirements under the Code, although they are still subject to the reporting  requirements under the Code.*

      1.    Purchases  or sales that do not exceed 2,000 shares per day, per  issuers  with  a  total  market  capitalization  of  $5 billion  or greater  at the time of  investment.  If you are unsure  whether a security  meets the market  capitalization
            criteria,    contact   your   local   Compliance    Officer.
            Applicable  to  Non-Access  Persons,  employees  of  Allianz
            Hedge Fund  Partners  L.P. and  employees of Allianz  Global
            Investors of America L.P.-Newport Beach.

2.    Purchases  or sales that do not exceed  1,000  shares  and  $10,000  per calendar week,  per issuer,  of stock of issuers with market
            capitalizations   below   $5   billion   at  the   time   of
            investment.  You would be in  violation  if you  purchase or sell less than  1,000  shares  but the  market  value of the shares  is  greater  than  $10,000.  You  would  also  be in violation  if you  purchase  or sell more than 1,000  shares but the  market  value of the  shares is less than  $10,000.
            Applicable  to  Non-Access  Persons,  employees  of  Allianz
            Hedge Fund  Partners  L.P. and  employees of Allianz  Global
            Investors of America L.P.-Newport Beach.

3.    Purchases or sales of up to $100,000  per  calendar  month per issuer of
            fixed-income   Securities   issued  by  U.S.   corporations.
            Applicable  to  Non-Access  Persons,  employees  of  Allianz
            Hedge Fund  Partners  L.P. and  employees of Allianz  Global
            Investors of America L.P.-Newport Beach.

4.    Any purchase or sale of  fixed-income  Securities  issued by agencies or instrumentalities of, or unconditionally  guaranteed by, the
            Government  of the United  States.  Applicable to Non-Access
            Persons,  employees of Allianz  Hedge Fund Partners L.P. and
            employees   of   Allianz   Global   Investors   of   America
            L.P.-Newport Beach.

5.    Purchases or sales of up to $1,000,000  per calendar month per issuer of
            fixed-income   Securities   issued  by   qualified   foreign
            governments.  Applicable to all employees.

            A qualified foreign  government is a national  government of a developed  foreign country with  outstanding  fixed-income securities in excess of $50 billion.

6.    Short sales of any  Securities  otherwise  permitted  hereunder or puts, calls,  straddles, or options where the underlying amount of
            Securities  controlled  is  an  amount  otherwise  permitted hereunder.  Applicable to Non-Access  Persons,  employees of
            Allianz  Hedge Fund  Partners  L.P. and employees of Allianz
            Global Investors of America L.P.-Newport Beach.

                                   CAUTION
      Qualified foreign governments and issuer market  capitalization  amounts may change from time to time.  Accordingly,  you may purchase Securities in an
Exempt Transaction,  only to find that you cannot sell them later in an Exempt
Transaction.  In  that  case,  you  will be  able  to  sell  them  only if you pre-clear the sale in compliance with the procedures set forth in the Code.

      *The  pre-clearance  exemption  for  these  items  does  not  apply  for employees that are based in New York.  Such  employees  must  pre-clear  these transactions  through CTI iTrade.  Please refer to the General  Pre-clearance
Procedures section for further details.

                           Prohibited Transactions

      The  following  prohibited  transactions  are  applicable  to Non-Access
Persons, Access Persons and Investment Persons as described below.

Blackout Periods

      1.  Access Persons

      Same day  securities  may not be  purchased  or sold by an  Access
      Person if, at the time of  pre-clearance,  there is a pending  buy or  sell  order  on the  relevant  trading  desk on  behalf  of an
      Advisory Client in the same Security or an equivalent
      security.(4)   Such  orders  by  an  Access  Person  can  only  be
      purchased  or  sold  on  the   following  day  that  the  Advisory
      Client(s) order has been executed.

      Securities  may  not be  purchased  or  sold  if,  at the  time of pre-clearance,  you knew or should  have  known  that an  Advisory
      Client  would be trading  in the same  security  or an  equivalent
      Security on the same day.

      2.  Investment Persons

      Investment  Persons may not purchase or sell Securities during the period  beginning 3 days before and ending 3 days after the day on which  an  Advisory  Client  trades  in the  same  Security  or an equivalent Security.

      3.  Allianz Global Investors Managed Accounts Employees

      Employees  of  Allianz  Global  Investors   Managed  Accounts  LLC
      ("AGIMA")  are  also  subject  to a 3 day  after  blackout  period following  any  purchase  or sale in the  same  security  that was triggered by a portfolio  manager's  investment decision on behalf of any of the managed account models.

Short-Term Trading

      Non-Access Persons,  Access Persons and Investment Persons may not
      profit from the purchase and sale,  or sale and  purchase,  within
      30 calendar days, of the same Securities or equivalent  Securities
      (other  than  Exempt  Securities)  of which  you  have  Beneficial
      Ownership,  including  the  purchase  or sale  of any  derivatives security.  Any such short-term trade must be unwound,  or, if that is not practical,  any profits realized on the transaction will be disgorged  to the  Company.  The  Company  will donate the profits realized on such  short-term  trades to a charity  selected by the employee from a Company approved list of charities.

      You  are   considered  to  profit  from  a  short-term   trade  if
      Securities  of which you have  Beneficial  Ownership  are sold for more  than  their  purchase  price,  even  though  the  Securities
      purchased  and  the   Securities   sold  are  held  of  record  or
      beneficially   by  different   persons  or  entities.   Additional
      guidance  relating to short-term  profit  recovery can be found in
      Appendix IV attached to this Code.

Initial Public Offerings

      Non-Access  Persons,  Access  Persons and  Investment  Persons are
      prohibited from acquiring  Beneficial  Ownership of any Securities in an Initial Public Offering.

      For purposes  hereof,  "Initial Public Offering" means an offering of securities  registered  under the  Securities  Act of 1933 (the
      "Securities  Act"),  the issuer of which,  immediately  before the registration,  was not subject to the  reporting  requirements  of
      Section 13 or 15(d) of the Exchange Act.

                    Circumstances Requiring Pre-clearance

      If you have (or wish to acquire) Beneficial Ownership of Securities which are not Exempt Securities and which cannot be acquired or sold in an
Exempt Transaction, such securities may be acquired or sold only in compliance with the procedures set forth under General Pre-clearance
Procedures.

                       General Pre-clearance Procedures

      All  pre-clearance  approvals are effective  until the close of business on the day that  pre-clearance is given (4:00pm EST),  meaning the purchase or sale  must  be  executed  by the  close  of  business  on the  day  that  your pre-clearance  request has been  approved.  If the  individual  submitting the request  wishes  to  execute  a trade in the same  Security  or an  equivalent
Security on subsequent  days (e.g.,  in the case of a limit order that has not
been  executed  or  is  partially  filled  on  the  date   pre-clearance   was
requested),  a  new  pre-clearance  request  must  be  submitted.   Good  Till
Canceled (GTC) orders are prohibited.

Operating Entities with CTI

      All Non-Access  Persons,  Access Persons,  and Investment Persons of the
Company  with  CTI  iTrade  must  pre-clear  all  personal   transactions   in
Securities  which are deemed to be beneficially  owned by you as defined above
(other than Exempt Securities or in connection with an Exempt  Transaction) by submitting a Trade Request Form through CTI iTrade,  a sample of which appears in Appendix XII.  Please also refer to Appendix V for  instructions  on how to use CTI iTrade.  For  employees  located in New York or Stamford,  if you have any questions regarding the use of CTI iTrade,  please call the Allianz Global
Investors-NY  Compliance Hot-Line at (212) 739-3186.  For all other employees, please contact your local Compliance Officer or his or her designee.

      If you are out of the  office  and  are  unable  to  access  CTI  iTrade through the Company Intranet,  please contact the Compliance Hot-Line at (212)
739-3186.  A  representative  from the Compliance  department  will be able to assist you with your pre-clearance  request.  For all other employees,  please contact your local Compliance Officer or his or her designee.

Operating Entities without CTI

      All Non-Access  Persons,  Access Persons,  and Investment Persons who do
not have CTI iTrade must  pre-clear  all personal  transactions  in Securities
(other than Exempt  Securities or in connection with an Exempt  Transaction as defined  above) by completing an Employee  Pre-Clearance  Form (Manual)  which appears in Appendix XI and  submitting  such form to your  operating  entity's designated pre-clearance personnel.

                Trading Restrictions in Open-End Mutual Funds

      The  following  trading  restrictions  related to Open-End  Mutual Funds apply to all Non-Access Persons,  Access Persons and Investment Persons of the
Company.

Excessive Trading

      Excessive  trading in Open-End Mutual Funds is strictly  prohibited.  No employee may engage in  transactions  that are in violation of a fund's stated
policy  as  disclosed  in  its   prospectus   and   statement  of   additional
information.

Trading in  Open-End  Mutual  Funds  where the Company is the Adviser or the employee's operating entity is the Sub-Adviser

      Employees  may not  purchase  and sell,  or sell and  purchase  the same
Open-End  Mutual  Fund,  in any 30-day  period,  regardless  of whether  those transactions  occurred  in a single  account  (e.g.,  a brokerage  account,  a
401(k) account, a deferred compensation account,  Allianz Auto-Invest Program, etc.) or  across  multiple  accounts  in which  the  employee  has  beneficial
interest.   Please   note  that  these   limitations   should  be  taken  into
consideration when rebalancing such accounts.
      i.    This  prohibition will not apply,  however,  with respect to purchases made pursuant to an automatic  payroll  investment feature  in the  Allianz  Auto-Invest  Program,  a  deferred compensation,  401(k) or retirement plan (e.g., purchases of mutual fund shares every pay period in an employee's  401(k)
            plan).  In order to rely on this exception, your investment options  in such  plans may not be  changed  more than once each month.
      ii.   This  prohibition  will not apply with  respect to automatic reinvestments  of  dividends,  income or  interest  received from the mutual fund.

    Pre-clearance Procedures for AGI Closed-End Funds and Non-Proprietary
                         Sub-Advised Closed-End Funds

      Please  refer to the  Compliance  section of the Company  Intranet for the  respective  blackout  periods  relating to AGI Closed-End
      Funds.

      If you wish to  invest  in a  closed-end  fund in which  Allianz  Global
Investors Fund  Management LLC acts as the adviser  ("Closed End Funds"),  you must  complete a  pre-clearance  form and  submit it to your local  Compliance officer for approval.  The policy relating to trading in AGI Closed-End  Funds is  attached  to this  Code as  Appendix  XIV  and the  pre-clearance  form is attached to this Code as Appendix XV.

      If you wish to invest in a  non-proprietary  closed-end  fund where your operating entity serves as the sub-adviser,  you must complete a pre-clearance form and submit it to your  local  Compliance  officer  for  approval.  Unless otherwise  attached  as an Appendix to this Code,  please  contact  your local
Compliance department for the appropriate forms and pre-clearance procedures.

                      Blackout Periods - Allianz Shares

      Please  refer to the  Compliance  section of the Company  Intranet for  the  respective  blackout  periods  relating  to  Allianz  AG securities.

      All  employees  are  prohibited  from  trading in Allianz AG  securities
(including  ADRs) during certain  periods of the year,  generally  surrounding the  release  of annual  financial  statements  and  quarterly  results.  This restriction  also applies to transactions  that completely or in part refer to
Allianz AG company shares (or derivatives  thereof) which involve the exercise of cash settled  options or any kind of rights granted under  compensation  or incentive programs such as Stock Appreciation Rights ("SARs"),  Phantom Stocks or  Participation  Schemes.  Any exercise  with direct  cash-out  payments are equivalent  to the  outright  sale of Allianz  shares held by an employee  and therefore, would not be permitted during such blackout period.

                           Allianz Restricted List

      The Allianz  Restricted List includes  companies in which the trading of securities is  restricted  for certain  types of accounts.  Such  restrictions may be  applicable  to trades for  Advisory  Clients,  trades for  proprietary accounts and/or for personal securities  transactions.  Companies may be added to the Restricted  List for a variety of reasons,  such as the following:  (i)
the company  being a traded  affiliate,  (ii) an affiliated  operating  entity having inside  information  about a particular  issuer or (iii) to ensure that
the  aggregate   group  holding  does  not  breach  a  particular   threshold.
Employees  are  prohibited  from  trading  in  any  securities  issued  by the companies  on the  Restricted  List if such  restrictions  apply  to  personal account dealings.  The Compliance  department of each operating entity will be
responsible  for  reviewing  personal  securities   transactions  against  the
Restricted List.

                              Private Placements

      Non-Access  Persons,  Access  Persons  and  Investment  Persons  may not
acquire Beneficial Ownership of any Securities in a private placement,  unless you have received  prior written  approval from your local CIO and  Compliance
Officer.  Approval  will be not be given unless a  determination  is made that the  investment  opportunity  should not be reserved for one or more  Advisory
Clients,  and that the  opportunity  to  invest  has not been  offered  to you solely by virtue of your position.  The form for requesting  private placement approval is attached to this Code (Appendix XIII).

      For  purposes  hereof,  "private  placement"  means an offering  that is exempted from  registration  under the Securities Act pursuant to Section 4(2)
or Section 4(6) or pursuant to Rule 504, 505 or 506 under the Securities Act.

      If you  are an  Investment  Person  and  you  have  acquired  Beneficial
Ownership  of  Securities  in a  private  placement,  you must  disclose  your investment  when you play a part in any  consideration  of an investment by an
Advisory  Client in the issuer of the  Securities,  and any  decision  to make such an  investment  must be  independently  reviewed  by your  local CIO or a
Portfolio Manager who does not have Beneficial  Ownership of any Securities of the issuer.

                                  REPORTING

                            Use of Broker-Dealers

      You may not  engage,  and you may not permit any other  person or entity to engage, in any purchase or sale of  publicly-traded  Securities (other than
Exempt  Securities)  of which you have, or by reason of the  transaction  will acquire, Beneficial Ownership, except through a registered broker-dealer.

                              Designated Broker

      To  assist  in  the  implementation  of the  Code  and  meet  regulatory requirements,  all New York  based  employees  must  maintain  their  personal brokerage  and  trading  accounts  (which  they are deemed to have  Beneficial
Ownership) with a "Designated  Broker" (currently Charles Schwab-see  Appendix
VI for further  details).  It is  preferred  that all other  employees  of the
Company use a Designated  Broker,  although it is not required.  If you are an employee  with  a  Designated  Broker,  you  are  required  to  transfer  your account(s) to the  Designated  Broker within a reasonable  period of time from your initial  commencement  of  employment.  There will be no costs charged by
the   Designated   Broker   associated   with   transferring   your   personal
brokerage/trading accounts.

      If you are maintaining a brokerage  account other than with a Designated
Broker,  you  are  required  to  immediately   disclose  this  to  your  local
compliance  department.  Based  upon  the  determination  by  the  appropriate
Compliance  Officer,  certain  limited  exemptions  may be granted  that would
allow   the   employee   to   continue   maintaining   his  or  her   personal
brokerage/trading accounts with a non-designated broker.

                Reporting of Non-Designated Brokerage Accounts

      Each  employee  must report the  employee's  brokerage  accounts and all
Securities  transactions  that are not Exempt  Transactions or transactions in
Exempt  Securities.  To  satisfy  these  requirements,  you  must  cause  each
non-designated  registered   broker-dealer,   who  maintains  an  account  for
Securities of which you have Beneficial Ownership,  to provide to a Compliance
Officer of the  Company or his or her  designee,  within 30 days of the end of
each  calendar  quarter,   duplicate  copies  of:  (a)  confirmations  of  all
transactions  in the  account and (b)  periodic  statements  for the  account.
Employees are excused from submitting Quarterly  Transaction Reports (attached to this  Code as  Appendix  IX) only if doing so would  duplicate  information contained in trade  confirmations or account statements that the Company holds in its  records,  provided  the Company has received  those  confirmations  or statements  not later than 30 days after the close of the calendar  quarter in which the transaction takes place.

      The confirmations  and statements  required by (a) and (b) above must in the  aggregate  provide  all  of the  information  required  by the  Quarterly
Transaction  Report.  If they do not, you must complete and submit a Quarterly
Transaction Report

      Most  broker-dealers  require  that the  Company  provide  a Rule  "407"
letter which  acknowledges that your account is held by such broker-dealer and requests that the  broker-dealer  provide the relevant  compliance  department with duplicate  client account  statements and  transactional  confirms.  Your local  Compliance  Officer or his or her designee will execute this letter for any of your beneficially owned accounts that have been approved by Compliance.

      You must  promptly  notify your local  Compliance  Officer or his or her designee upon opening any new brokerage accounts.

            Initial Reporting and Certification for New Employees

      Within 10 days following the  commencement of employment at the Company, all employees are required to complete and submit the Initial Acknowledgement
Certification and the Initial Listing of Personal Securities Holdings, Mutual
Fund and Brokerage  Accounts forms to your local  Compliance  department  (See
Appendix  VII and  VIII).  The  information  supplied  must be current as of a date no more than 45 days before becoming an employee.

                      Annual Reporting and Certification

      On an annual basis, all "active"  employees are required to complete and submit the  Annual  Listing  of  Securities  Holdings  and  Certification  of
Compliance  form  to  your  local  compliance  department  (See  Appendix  X).
Compliance will notify employees when the annual  certifications  are due. The information  supplied must be current as of a date no more than 45 days before the annual report is submitted.  For all  Supervised  Persons who are required to  pre-clear  personal  securities  transactions  through  CTI  iTrade,  this requirement is satisfied by certifying the Code of Ethics  Certification,  the
Brokerage  Account  Certification and the Holdings  Certification  through CTI
iTrade.

                                    Review

      All reports and  certifications  submitted by employees pursuant to this
Code shall be  reviewed  by the Chief  Compliance  Officer  of the  employee's operating entity or by his or her designee.

                               FIDUCIARY DUTIES

                           Gifts and Entertainment

      No  employee  ("Employee")  of the Company  shall  receive (or give) any gift or other  consideration  in  merchandise,  service,  or otherwise that is excessive in value or frequency  from (or to) any person,  firm,  corporation, association or other entity  ("Outside  Entity") that does business with or on behalf of the Funds, an Advisory Client or the Company.

a.    Gifts and  entertainment  must be  reasonable  in terms of frequency and value and should not be solicited.  It may be reasonable to give or receive  gifts  at a more  frequent  basis  under  certain  limited circumstances, i.e. holiday season.

b.    Do not accept  gifts,  favors,  entertainment  or other  things of value which  could  influence  your  decision-making  or  make  you  feel beholden to a person or an Outside Entity.

c.    Do not offer gifts, favors,  entertainment or other things of value that could  be  viewed  as  overly  generous  or  aimed  at  influencing decision-making  or making an Outside  Entity feel  beholden to the
           Company.

d.    Entertainment  situations  may  only  be  used  to  foster  and  promote business relationships with Outside Entities.

e.    You may attend business meals,  business related  conferences,  sporting events and other entertainment  events at the expense of the giver, so long as the  expense  is  reasonable  and both you and the giver are present.

f.    Gifts  should  not be sent to an  Employee's  home.  If  they  are,  the
           Employee  must  request  that  the  gift  giver   discontinue  this
           practice in the future.

g.    You may RECEIVE gifts from an Outside Entity so long as their  aggregate annual value does not exceed the  equivalent of $100.  You may GIVE gifts to an Outside  Entity so long as the  aggregate  annual value does not exceed the equivalent of $100.

h.    You may not accept or offer air  transportation nor may you accept hotel or other  accommodations  without  obtaining prior written approval from your local  Compliance  Officer.  You must also  obtain  prior written  approval  from  your  supervisor  (the  person to whom you report) for all air travel,  conferences,  and business events that require overnight accommodations.

i.    Under no  circumstances  should cash gifts or cash  equivalents be given to or accepted from an Outside Entity (i.e.  American  Express Gift
           Cards, Money Orders, Gift Checks, etc.).

j.    Any gift received that is prohibited should be refused;  however,  if it is not  possible in the  interest of  business,  the gift should be donated to a charitable  organization  after consultation with your immediate supervisor and Compliance.

k.    This policy applies to gifts and  entertainment  given to or received by family and friends on behalf of employees, vendors or clients.

      All  employees  are required to maintain a record of each gift given and received.  A Report of Offer or  Receipt of Gift is  attached  to this Code as
Appendix  XVII for this  purpose.  You  should  complete a gift form each time you receive or give a gift.  You are required to maintain  these forms in your files and they should be made  available  to  Compliance  or  Regulators  upon request.

                                Privacy Policy

      You must abide by the  Company  Privacy  Policy (the  "Privacy  Policy")
which is attached to this Code of Ethics as  Appendix  II. The Privacy  Policy is  designed  to protect  personal  and account  information  of clients  from disclosure  to  any  non-affiliated  third  parties,  except  as  required  or permitted  by law or  certain  circumstances  and when  duly  authorized  by a
Compliance  Officer or director of the Company.  You will be  responsible  for
attesting  to  your   compliance  with  the  Privacy  Policy  in  your  Annual
Certification of Compliance.

                    Political and Charitable Contributions

      You are prohibited from making political  contributions to candidates or officeholders  in a position  to direct  public  business to the Funds or your operating  entity  or for the  purpose  of  obtaining  or  retaining  advisory
contracts  with  government  entities.   Charitable   contributions  that  are
solicited or directed by clients or  prospective  clients or made on behalf of clients or  prospective  clients or made for the  purpose of  influencing  the award  or  continuation  of  a  business  relationship  with  such  client  or prospective  client must be  pre-approved  by your  supervisor and Compliance.
For any questions  relating to political  and  charitable  contributions,  you should contact your local Compliance Officer.

                         Outside Business Activities

      Your  outside  activities  must not reflect  adversely on the Company or give rise to a real or apparent  conflict of interest  with your duties to the
Company or its Advisory Clients.  You must be alert to potential  conflicts of interest  and be  aware  that  you may be asked  to  discontinue  the  outside activity if a potential conflict arises.  You may not, directly or indirectly:

      (a)  Accept a  business  opportunity  from  someone  doing  business  or seeking to do business  with the Company  that is made  available to you because of your position within the Company;

      (b) Take for  oneself  a  business  opportunity  belonging  to the
      Company; or

      (c)  Engage in a  business  opportunity  that  competes  with any of the
      Company's business.

      You must obtain  pre-approval  from your  immediate  supervisor  and the
Compliance   Officer  of  your  operating  entity  for  any  outside  business activities.  A form for this  purpose  is  attached  to this Code as  Appendix
XVIII.  You  must  seek  new  clearance  for a  previously  approved  activity whenever  there is any  material  change in  relevant  circumstances,  whether arising from a change in your job or  association  with the Company or in your role with  respect to that  activity  or  organization.  You must also  notify
your  immediate   supervisor  and  Compliance   when  your  outside   activity
terminates.

Service as Director of a Public Company

      You may not serve on the board of directors or other  governing board of a publicly traded entity,  unless you have received the prior written approval of the  local  Chief  Legal  Officer  or  your  local  Compliance  Officer  by completing  and  submitting  the form attached to the Code as Appendix  XVIII.
Approval  will not be given unless a  determination  is made that your service on the board would be consistent  with the interests of the Advisory  Clients.
If you are permitted to serve on the board of a publicly  traded  entity,  you will be required to comply with your operating entity's procedures  concerning you and those  Investment  Persons who make investment  decisions with respect to the securities of that entity.

                                  COMPLIANCE

                            Certificate of Receipt

      You are  required to  acknowledge  receipt of your copy of this Code.  A form for this purpose is attached to the Code as Appendix VII.

                          Certificate of Compliance

      You are required to certify upon  commencement of your employment or the effective date of this Code,  whichever occurs later, and annually thereafter, that you have  read and  understand  the Code and  recognize  that you are now subject to this Code.  Each annual  certificate  will also state that you have complied with the  requirements  of this Code during the prior year,  and that you have disclosed,  reported,  or caused to be reported all holdings required hereunder  and all  transactions  during the prior year in Securities of which you  had  or  acquired  Beneficial  Ownership.  A form  for  this  purpose  is attached to this Code as Appendix X.

      You will also receive a copy of the Code whenever  there are  amendments made to the Code. At such time,  you will be required to  acknowledge  receipt of the amended Code and certify that you have read and  understand the amended
Code.

      A copy of the most recent Code of Ethics can be found in the  Compliance section of the Company Intranet and also may be viewed within CTI iTrade.

                               Remedial Actions

      If you violate  this Code,  you are subject to remedial  actions,  which may include, but are not limited to, disgorgement of profits,  imposition of a fine, suspension of trading privileges, suspension or termination.

                      REPORTS TO MANAGEMENT AND TRUSTEES

      In  connection  with the  Company-advised  Funds,  the Chief  Compliance
Officer of each operating  entity or his or her designee will report  promptly any  material  violations  of the Code by Access  Persons  of the Funds to the
Funds' Board of Directors  or Trustees as well as Senior  Management  and will report  all  violations  of the Code by  Access  Persons  of the  Funds,  at a
minimum, on a quarterly and annual basis.

      A material  violation  would include  instances where there is an impact on a client  account,  including the Funds,  or where a  significant  remedial action has been taken in response to a violation  of the Code.  A  significant remedial  action  means  any  action  that  has a  significant  impact  on the violator,  such  as  a  material  disgorgement  of  profits,  imposition  of a significant fine, suspension of trading privileges, suspension or termination.

      The quarterly and annual report will, at a minimum:

1.    Describe any issues  arising under the Code of Ethics or its  procedures since  the  last  report  to the  Funds'  Board,  as the case may be, including,  but not limited to,  information  about violations of the
         Code or  procedures  and any  sanctions  imposed in  response to such violations;

2.    Certify that the Company has adopted procedures  reasonably necessary to prevent Access Persons from violating the Code;

3.    Certify  whether there have been any amendments to the Code of Ethics or its procedures since the last report to the Funds' Board.

 REPORTING OF APPARENT OR SUSPECTED VIOLATIONS OF THE FEDERAL SECURITIES LAWS
                           ("Whistleblower Policy")

      All employees are required to promptly report  "apparent" or "suspected"
violations  in  addition  to  actual  or  known   violations  of  the  federal
securities laws or this Code of Ethics to the Chief Compliance  Officer of the employee's  operating  entity.  Examples  of the types of  reporting  required include,  but are not limited to,  noncompliance  with applicable  laws, rules and  regulations;  fraud or illegal acts involving any aspect of the operating entity's  business;  material  misstatements in regulatory  filings,  internal books and  records,  client  records or reports;  activity  that is harmful to clients,  including fund  shareholders;  and deviations from required controls and  procedures  that  safeguard  clients and the operating  entity.  All such reports  will be treated  confidentially  to the extent  permitted  by law and investigated  promptly and  appropriately.  Retaliation  against an individual who reports a violation is prohibited and  constitutes a further  violation of this Code.  You are  encouraged  to seek advice from your local Legal  Counsel with  respect to any action  which may  violate  the Code.  For any  questions relating  to the  reporting  of  violations,  please  refer to the Policy for
Reporting  Suspicious Activity and Concerns found in the Compliance section of the  Company  Intranet.  You may also  contact the  Company  Group  Compliance
Manager at (949) 219-2217.

                          RECORDKEEPING REQUIREMENTS

 The Company shall maintain and preserve in an easily accessible place:

A.    A copy of this Code,  or any other  Code of  Ethics,  that was in effect within the previous 5 years.

B.    A record  of any  violation  of this Code and of any  action  taken as a result of such  violation for a period of 5 years  following the end of the reporting year in which the violation occurs.

C.    A record of any decision, and the reasons supporting the decision,  that were used to approve an employee's  trade that was deemed an exception to the provisions of this Code.

D.    A record of all  written  acknowledgements  of  receipt  of the Code and amendments  for each  person  covered  under the Code within the past 5  years.  These  records  must be kept for 5 years after  the  individual  ceases  to be  an  employee  of  the operating entity.

E.    A copy of each report submitted under this Code for a period of 5 years.

F.    A list of all persons who are, or within the past 5 years were,  subject to the reporting requirements of the Code.

G.    A record of any decision, and the reasons supporting the decision,  that were used to approve an  employee's  investment in a private placement for at least 5 years after the  reporting  year in which approval was granted.

H.    A record of persons  responsible for reviewing  Access Persons'  reports during the last 5 years.

I.    A copy of reports provided to a Fund's Board of Directors  regarding the
            Code.

                                  Appendix I
                                      7

                                  Appendix I
                                      1
                                                              APPENDIX I

                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.

              APPENDIX I: INSIDER TRADING POLICY AND PROCEDURES

SECTION I.  POLICY STATEMENT ON INSIDER TRADING

A.    Policy Statement on Insider Trading

Allianz Global  Investors of America L.P. ("the  Company") and its division or its subsidiaries  (collectively,  "the Company") forbid any of their officers, directors or employees from trading,  either personally or on behalf of others
(such as, mutual funds and private  accounts  managed by the Company),  on the basis of material non-public  information or communicating material non-public information  to others in  violation of the law.  This  conduct is  frequently referred to as "insider trading".  This is a group wide policy.

The term "insider trading" is not defined in the federal  securities laws, but generally is used to refer to the  situation  when a person trades while aware
of  material  non-public   information  or  communicates  material  non-public
information to others in breach of a duty of trust or confidence.

While the law  concerning  insider  trading  is not  static,  it is  generally understood that the law prohibits:

      (1)   trading  by  an  insider,  while  aware  of  material,  non-public information; or

      (2)   trading by a  non-insider,  while  aware of  material,  non-public
            information,   where  the   information   was   disclosed  to  the
            non-insider   in  violation  of  an  insider's  duty  to  keep  it
            confidential; or

      (3)   communicating  material,   non-public  information  to  others  in
            breach of a duty of trust or confidence.

This policy  applies to every such officer,  director and employee and extends to activities  within and outside their duties at the Company.  Every officer, director  and  employee  must  read and  retain  this  policy  statement.  Any questions  regarding  this policy  statement  and the related  procedures  set forth herein should be referred to your local compliance officer.

The remainder of this  memorandum  discusses in detail the elements of insider trading,  the penalties for such unlawful  conduct and the procedures  adopted by the Company to implement its policy against insider trading.

1.    TO WHOM DOES THIS POLICY APPLY?

This  Policy  applies to all  employees,  officers  and  directors  (direct or indirect) of the Company ("Covered  Persons"),  as well as to any transactions in any securities  participated in by family  members,  trusts or corporations controlled by such persons.  In particular,  this Policy applies to securities transactions by:

o     the Covered Person's spouse;
o     the Covered Person's minor children;
o     any other relatives living in the Covered Person's household;
o     a trust in which the Covered  Person has a beneficial  interest,  unless such
      person has no direct or indirect control over the trust;
o     a trust as to which the Covered Person is a trustee;
o     a revocable trust as to which the Covered Person is a settlor;
o     a corporation of which the Covered Person is an officer, director or
      10% or greater stockholder; or
o     a partnership of which the Covered Person is a partner (including most investment  clubs)  unless the Covered  Person has no direct or indirect control
      over the partnership.

2.    WHAT IS MATERIAL INFORMATION?

Trading  on  inside  information  is not a  basis  for  liability  unless  the information  is deemed to be  material.  "Material  information"  generally is defined as  information  for which there is a  substantial  likelihood  that a reasonable  investor  would  consider  it  important  in  making  his  or  her investment  decisions,  or  information  that is reasonably  certain to have a substantial effect on the price of a company's securities.

Although there is no precise,  generally  accepted  definition of materiality, information  is likely to be "material" if it relates to  significant  changes affecting such matters as:

o     dividend or earnings expectations;
o     write-downs or write-offs of assets;
o     additions to reserves for bad debts or contingent liabilities;
o     expansion or curtailment of company or major division operations;
o     proposals or agreements involving a joint venture, merger, acquisition;
o     divestiture, or leveraged buy-out;
o     new products or services;
o     exploratory, discovery or research developments;
o     criminal indictments, civil litigation or government investigations;
o     disputes with major suppliers or customers or significant changes in the relationships with such parties;
o     labor disputes including strikes or lockouts;
o     substantial changes in accounting methods;
o     major litigation developments;
o     major personnel changes;
o     debt service or liquidity problems;
o     bankruptcy or insolvency;
o     extraordinary management developments;
o     public offerings or private sales of debt or equity securities;
o     calls, redemptions or purchases of a company's own stock;
o     issuer tender offers; or
o     recapitalizations.

Information  provided by a company  could be material  because of its expected effect  on a  particular  class  of  the  company's  securities,  all  of  the company's securities,  the securities of another company, or the securities of several companies.  Moreover,  the resulting  prohibition  against the misuses of "material"  information  reaches all types of securities  (whether stock or other equity interests,  corporate debt, government or municipal  obligations, or commercial  paper) as well as any option  related to that security (such as a put, call or index security).

Material  information  does not have to relate to a  company's  business.  For example,  in  Carpenter  v. U.S.,  108 U.S.  316  (1987),  the  Supreme  Court
considered  as  material   certain   information   about  the  contents  of  a
forthcoming  newspaper  column that was expected to affect the market price of a security.  In that case,  a reporter  for The Wall Street  Journal was found criminally  liable for  disclosing to others the dates that reports on various companies  would  appear in the  Journal and whether  those  reports  would be favorable or not.

3.    WHAT IS NON-PUBLIC INFORMATION?

In order for issues concerning insider trading to arise,  information must not only be  "material",  it must be  "non-public".  "Non-public"  information  is information  which  has  not  been  made  available  to  investors  generally.
Information  received  in  circumstances  indicating  that  it is  not  yet in general  circulation  or where the  recipient  knows or  should  know that the information  could only have been  provided  by an  "insider"  is also  deemed
"non-public" information.

At  such  time  as  material,  non-public  information  has  been  effectively distributed  to the  investing  public,  it is no longer  subject  to  insider trading restrictions.  However, for "non-public"  information to become public
information,   it  must  be  disseminated   through  recognized   channels  of
distribution designed to reach the securities marketplace.

To show that "material"  information is public, you should be able to point to some fact verifying that the information has become generally  available,  for example,  disclosure in a national  business and  financial  wire service (Dow
Jones or Reuters),  a national news service (AP or UPI), a national  newspaper
(The  Wall  Street  Journal,  The New York  Times or  Financial  Times),  or a
publicly  disseminated  disclosure document (a proxy statement or prospectus).
The  circulation  of  rumors  or  "talk  on the  street",  even  if  accurate, widespread  and  reported  in the media,  does not  constitute  the  requisite public  disclosure.  The  information  must  not only be  publicly  disclosed, there  must also be  adequate  time for the  market  as a whole to digest  the information.  Although  timing may vary  depending upon the  circumstances,  a good rule of thumb is that  information  is  considered  non-public  until the third business day after public disclosure.

Material   non-public   information   is  not   made   public   by   selective
dissemination.    Material   information    improperly   disclosed   only   to
institutional  investors or to a fund  analyst or a favored  group of analysts retains its status as "non-public"  information which must not be disclosed or otherwise  misused.  Similarly,  partial disclosure does not constitute public dissemination.  So long as any material component of the "inside"  information possessed by the Company has yet to be publicly disclosed,  the information is deemed "non-public" and may not be misused.

Information  Provided  in  Confidence.   It  is  possible  that  one  or  more
directors,  officers,  or  employees  of  the  Company  may  become  temporary
"insiders"  because  of a duty of  trust  or  confidence.  A duty of  trust or confidence can arise: (1) whenever a person agrees to maintain  information in confidence;  (2) when two  people  have a history,  pattern,  or  practice  of sharing  confidences  such  that the  recipient  of the  information  knows or reasonably should know that the person  communicating the material  non-public information expects that the recipient will maintain its  confidentiality;  or
(3)  whenever a person  receives or obtains  material  non-public  information from certain  close  family  members  such as spouses,  parents,  children and siblings.  For example,  personnel at the Company may become  insiders when an external  source,  such as a company whose  securities are held by one or more of  the  accounts  managed  by the  Company,  discloses  material,  non-public
information  to  the  Company's   portfolio  managers  or  analysts  with  the
expectation that the information will remain confidential.

As an  "insider",  the Company has a duty not to breach the trust of the party that has communicated the "material,  non-public" information by misusing that information.  This duty may arise  because the Company has entered or has been invited to enter into a commercial  relationship  with the company,  client or prospective  client  and has been  given  access to  confidential  information solely for the  corporate  purposes  of that  company,  client or  prospective client.  This duty remains whether or not the Company ultimately  participates in the transaction.

Information  Disclosed in Breach of a Duty.  Analysts and  portfolio  managers at the Company must be especially wary of "material,  non-public"  information disclosed in breach of corporate  insider's  duty of trust or confidence  that he or she  owes the  corporation  and  shareholders.  Even  where  there is no expectation  of  confidentiality,  a  person  may  become  an  "insider"  upon receiving  material,  non-public  information in circumstances  where a person knows, or should know, that a corporate  insider is disclosing  information in breach of a duty of trust and confidence  that he or she owes the  corporation and its  shareholders.  Whether  the  disclosure  is an  improper  "tip"  that renders the  recipient a "tippee"  depends on whether  the  corporate  insider expects  to  benefit  personally,  either  directly  or  indirectly,  from the disclosure.  In the context of an improper  disclosure by a corporate insider, the  requisite  "personal  benefit"  may not be limited to a present or future
monetary  gain.  Rather,  a  prohibited   personal  benefit  could  include  a
reputational  benefit,  an  expectation of a "quid pro quo" from the recipient or the recipient's employer by a gift of the "inside" information.

A person may,  depending  on the  circumstances,  also become an  "insider" or
"tippee" when he or she obtains apparently  material,  non-public  information
by  happenstance,   including  information  derived  from  social  situations, business gatherings, overheard conversations,  misplaced documents, and "tips"
from insiders or other third parties.

Investment Information Relating to our Proprietary Funds and Private Accounts
is  Non-Public  Inside   Information.   In  the  course  of  your  employment,
employees may learn about the current or pending investment  activities of our proprietary  and  sub-advised  registered and  unregistered  funds and private clients (e.g. actual or pending  purchases and sales of securities).  Using or sharing this  information  other than in  connection  with the  investment  of client  accounts is  considered  acting on inside  information  and  therefore prohibited.  The  Board  of  the  Funds  (proprietary  and  sub-advised)  have adopted  Portfolio  Holdings  Disclosure  Policies  to  prevent  the misuse of material  non-public  information  relating  to the Funds  and to  ensure  all
shareholders   of  the  Funds  have  equal   access  to   portfolio   holdings
information.  In that  regard,  employees  must  follow the  Funds'  policy on disclosure of non-public  portfolio holdings  information unless disclosure is specifically permitted under other sharing of investment-related information.

4.    IDENTIFYING MATERIAL INFORMATION

Before  trading for  yourself or others,  including  investment  companies  or private accounts managed by the Company,  in the securities of a company about which you may have potential material,  non-public  information,  ask yourself the following questions:

i.    Is this information that an investor could consider  important in making his  or  her  investment  decisions?  Is  this  information  that  could substantially  affect the market  price of the  securities  if generally disclosed?

ii.   To whom has this  information  been provided?  Has the information  been effectively  communicated  to the marketplace by being published in The
      Financial Times,  Reuters, The Wall Street Journal or other publications of general circulation?

Given the  potentially  severe  regulatory,  civil and  criminal  sanctions to which you,  the Company and its  personnel  could be  subject,  any  director, officer  and  employee  uncertain  as to  whether  the  information  he or she possesses is "material  non-public"  information  should  immediately take the following steps:

i.    Report  the  matter  immediately  to a  Compliance  Officer or the Chief
      Legal Officer of the Company;

ii.   Do not purchase or sell the  securities on behalf of yourself or others, including  investment  companies  or  private  accounts  managed  by the
      Company; and

iii.  Do not communicate the information inside or outside the Company,  other than to a Compliance Officer or the Chief Legal Officer of the Company.

After the  Compliance  Officer or Chief Legal  Officer has reviewed the issue, you will be  instructed  to  continue  the  prohibitions  against  trading and communication or will be allowed to trade and communicate the information.

5.    PENALTIES FOR INSIDER TRADING

Penalties for trading on or communicating  material non-public information are severe,  both for  individuals  involved  in such  unlawful  conduct and their employers.  A person  can be  subject  to some or all of the  penalties  below even if he or she does not personally  benefit from the  violation.  Penalties include:  civil  injunctions,  treble damages,  disgorgement of profits,  jail sentences,  fines for the person who  committed  the  violation of up to three times,  the profit gained or loss avoided,  whether or not the person actually benefited,  and fines for the  employer or other  controlling  person of up to the greater of  $1,000,000  or three times the amount of the profit  gained or loss avoided.

In addition, any violation of this policy statement can be expected to result in serious sanctions by the Company, including dismissal of the persons involved.

SECTION II. PROCEDURES TO IMPLEMENT THE POLICY AGAINST INSIDER TRADING

A.    Procedures to Implement the Policy Against Insider Trading

The following procedures have been established to aid the officers,  directors and  employees  of the Company in  avoiding  insider  trading,  and to aid the
Company in  preventing,  detecting  and  imposing  sanctions  against  insider trading.  Every  officer,  director  and  employee of the Company  must follow these procedures or risk serious sanctions,  including dismissal,  substantial personal liability and criminal penalties.

TRADING RESTRICTIONS AND REPORTING REQUIREMENTS

1.    No employee, officer or director of the Company who is aware of material non-public information relating to the Company or any of its affiliates or subsidiaries, including Allianz AG, may buy or sell any securities of the Company, including Allianz AG, or engage in any other action to take advantage of, or pass on to others, such material non-public information.

2.    No  employee,  officer  or  director  of the  Company  who is  aware  of material  non-public  information  which relates to any other company or entity in  circumstances in which such person is deemed to be an insider or is otherwise  subject to  restrictions  under the federal  securities laws  may buy or sell  securities  of that  company  or  otherwise  take
      advantage  of,  or  pass  on  to  others,   such   material   non-public
      information.

3.    No  employee,  officer or  director  of the  Company  shall  engage in a securities  transaction  with respect to the  securities  of Allianz AG, except in accordance  with the specific  procedures  published from time to time by the Company.

4.    No  employee  shall  engage in a personal  securities  transaction  with respect to any  securities  of any other  company,  except in accordance with the specific procedures set forth in the Company's Code of Ethics.

5.    Employees shall submit reports  concerning  each securities  transaction in  accordance  with the terms of the Code of Ethics  and  verify  their personal  ownership of securities in accordance  with the procedures set forth in the Code of Ethics.

6.    Because even inadvertent  disclosure of material non-public  information
      to  others  can  lead  to  significant  legal  difficulties,   officers,
      directors  and   employees  of  the  Company   should  not  discuss  any
      potentially  material non-public  information  concerning the Company or other  companies,  including  other  officers,  employees and directors, except as specifically required in the performance of their duties

B.    Information Barrier Procedures

The Insider  Trading and Securities  Fraud  Enforcement  Act in the US require the establishment and strict enforcement of procedures  reasonably designed to prevent  the  misuse of  "inside"  information.  Accordingly,  you  should not discuss material  non-public  information about the Company or other companies with anyone, including other employees,  except as required in the performance of your  regular  duties.  In  addition,  care  should  be taken so that  such information  is secure.  For example,  files  containing  material  non-public information  should be sealed;  access to computer files  containing  material non-public information should be restricted.

C.    Resolving Issues Concerning Insider Trading

The federal securities laws,  including the US laws governing insider trading, are  complex.  If you have any doubts or questions  as to the  materiality  or non-public  nature  of  information  in  your  possession  or as to any of the applicability or  interpretation  of any of the foregoing  procedures or as to the  propriety  of any action,  you should  contact your  Compliance  Officer.
Until  advised to the contrary by a  Compliance  Officer,  you should  presume that the  information  is material and  non-public and you should not trade in the securities or disclose this information to anyone.

SECTION III.  NOTIFYING COMPLIANCE

The obligation to notify  Compliance of an insider trading  violation  applies even if the  employee  knows or has  reason to  believe  that  Compliance  has already been informed by other employees.

                                 Appendix II
                                      2

                                 Appendix II
                                      1
                                                                   APPENDIX II
                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.
                         APPENDIX II: PRIVACY POLICY

We consider  customer  privacy to be a fundamental  aspect of our relationship with clients and are committed to maintaining the  confidentiality,  integrity and  security  of  our  current,  prospective  and  former  clients'  personal information.  To ensure our client's privacy,  we have developed policies that are designed to protect this  confidentiality,  while allowing client needs to be served.

Obtaining Personal Information

In the course of providing  clients with products and services,  we may obtain non-public  personal  information  about  clients  which may come from sources such as account  applications and other forms, from other written,  electronic or verbal correspondence,  from client transactions, from a client's brokerage or financial  advisory  firm,  financial  adviser or  consultant,  and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account  information provided by clients or gathered by us to non-affiliated third parties,  except
as  required   or   permitted   by  law.   As  is  common  in  the   industry,
non-affiliated  companies  may from  time to time be used to  provide  certain services,  such  as  preparing  and  mailing  prospectuses,  reports,  account statements and other information,  conducting  research on client satisfaction
and  gathering   shareholder  proxies.  We  may  also  retain   non-affiliated
companies to market our products and enter in joint marketing  agreements with other  companies.  These companies may have access to a client's  personal and account  information,  but are solely  permitted  to use this  information  to provide the  specific  service or as  otherwise  permitted by law. We may also provide a  client's  personal  and  account  information  to their  respective brokerage or financial  advisory firm,  Custodian,  and/or to their  financial adviser or consultant.

Sharing Information with Third Parties

We  reserve  the  right  to  disclose  or  report   personal   information  to
non-affiliated  third parties, in limited  circumstances,  where we believe in good faith that  disclosure is required under law to cooperate with regulators or law  enforcement  authorities,  to protect  our rights or  property or upon reasonable  request  by any  mutual  fund in  which a  client  has  chosen  to invest.  In  addition,  we  may  disclose  information  about  a  client  or a client's  accounts  to a  non-affiliated  third  party  only if we  receive  a client's written request or consent.

Sharing Information with Affiliates

We may  share  client  information  with our  affiliates  in  connection  with servicing  a client's  account or to provide a client with  information  about products  and  services  that we  believe  may be of  interest  to  them.  The information we share may include,  for example,  a client's  participation  in our  mutual  funds or other  investment  programs,  a  client's  ownership  of certain  types of  accounts  (such as IRAs),  or other  data  about a client's accounts.  Our  affiliates,  in  turn,  are  not  permitted  to  share  client information with non-affiliated  entities,  except as required or permitted by law.

Procedures to Safeguard Private Information

We take  seriously our  obligation  to safeguard  client  non-public  personal information.  In addition to this policy, we have also implemented  procedures that are  designed  to  restrict  access  to a  client's  non-public  personal information  only to internal  personnel who need to know that  information in order to provide  products or services to such clients.  In addition,  we have physical,  electronic,  and procedural safeguards in place to guard a client's non-public personal information.

Disposal of Confidential Records

We will dispose of records that are knowingly  derived from data received from
a  consumer   reporting  agency  regarding  an  Advisory  Client  that  is  an individual  in a  manner  that  ensures  the  confidentiality  of the  data is maintained.  Such  records  include,  among other  things,  copies of consumer reports and notes of  conversations  with  individuals  at consumer  reporting agencies.

                                 Appendix III
                                      2
                                 Appendix III
                                      1
                                                                  APPENDIX III

                APPENDIX III: GUIDANCE ON BENEFICIAL OWNERSHIP

1. Securities Held By Family Members

    (a) Example 1-A:
      X and Y are married.  Although Y has an independent source of income from a family inheritance and segregates her funds from those of her husbands, Y contributes to the maintenance of the family home.  X and Y have engaged in joint estate planning and have the same financial adviser.  Since X and Y's resources are clearly significantly directed towards their common property, they will be deemed to be beneficial owners of each other's securities.

    (b) Example 1-B:
      X and Y are separated and have filed for divorce.  Neither party contributes to the support of the other.  X has no control over the financial affairs of his wife.  Neither X nor Y is a beneficial owner of the other's securities.

    (c) Example 1-C:
      X's adult son Z lives in X's home.  Z is self-supporting and contributes to household expenses.  X is a beneficial owner of Z's securities.

    (d) Example 1-D:
      X's mother A lives alone and is financially independent.  X has power of attorney over his mother's estate, pays all her bills and manages her investment affairs.  X borrows freely from A without being required to pay back funds with interest, if at all.  X takes out personal loans from A's bank in A's name, the interest from such loans being paid from
     A's account.  X is a significant heir of A's estate. X is a beneficial owner of A's securities.

2. Securities Held by a Company

    (a) Example 2-A:
     O is a holding company with 5 shareholders.  X owns 30% of the shares of the company.  Although O does no business on its own, it has several wholly-owned subsidiaries which manufacture oil- related products.  X has beneficial interest in the securities owned by O.

3. Securities Held in Trust

    (a) Example 3-A:
      X is trustee of a trust created for his two minor children.  When both of X's children reach 21, each will receive an equal share of the corpus of the trust.  X is a beneficial owner of the securities in the trust.

     (b) Example 3-B:
 X is trustee of an irrevocable trust for his daughter.  X is a director of the issuer of the equity securities held by the trust.  The daughter is entitled to the income of the trust until she is 25 years old, and is then entitled to the corpus.  If the daughter dies before reaching 25, X is entitled to the corpus.  X should report the holdings and transactions of the trust as his own.

                                  Appendix 4
                                      2
                                 Appendix IV
                                      1
                                                                   APPENDIX IV

             APPENDIX IV: GUIDANCE ON SHORT TERM PROFIT RECOVERY

The Prohibited  Transactions section of the Code provides for the disgorgement of any profit  realized by Non Access  Persons,  Access Persons and Investment
Persons on  transactions  in the same or equivalent  security within 30 days.
This  applies to the  purchase  and sale (or sale and  purchase) of a security within a 30-day period in any  beneficially  owned account.  The following are various  questions and answers to help you understand this  provision.  If you have any further questions  regarding this provision,  you should contact your local Compliance Officer.

Q.    How is the 30-day period measured?

A.    A purchase or sale is ordinarily deemed to occur on trade date.  If the purchase is considered to be made on day 0, day 31 is the first day a sale of those securities may be made without regard to the profit of recovery rule.

Q.    How are profits measured when there is a series of purchases and sales within the 30 calendar day period?

A.    A series of purchases and sales will be measured on a last-in, last-out basis until all purchases and sale transactions within a 30-day period are matched.  The sum of the profits realized on these paired purchases and sales will be subject to disgorgement.  No reduction will be made for losses.

Q.    In calculating the amount of profit that can be recovered, does it matter in what order the transactions occur?

A.    No, even if the sale precedes the purchase, these transactions will be matched if they occur with a 30-day period.

Q.    Is the short sale of a security considered a sale?

A.    Yes, a short sale is considered a sale for all purposes (reporting, pre-clearance, and the 30-day profit recovery rule).  It is important to keep in mind that when the profits are computed under the 30-day rule, the order of the transactions is not relevant in calculating profit; for example, a sale (or short sale) can be matched against a subsequent purchase.  Please note that naked short sales are prohibited under the Code of Ethics.

Derivative Transactions
For the purposes of reporting, pre-clearance and the 30-day profit recovery rule, a transaction in any put or call option (except an option on an Exempt
Security or index) or any future on a security (except a future on an Exempt
Security or index), will be treated as a derivative transaction.  For the purposes of this Code, derivative transactions will be divided into two categories: "call equivalent positions" and "put equivalent positions".  A
"call equivalent position" is treated as a purchase of the underlying security.  Conversely, a "put equivalent position" is treated as a sale of the underlying security.  Please note that writing or acquiring naked options are prohibited under the Code of Ethics.

                                  Appendix V
                                      8
                                  Appendix V
                                      1
                                                                    APPENDIX V
                  APPENDIX V: INSTRUCTIONS FOR USING ITRADE

Welcome to  iTrade,  the  automated  software  system  that  enables  eligible employees the ability to receive quick and efficient  notification  that their personal  transaction  request is permitted for trading through the employee's personal  brokerage  account.  Pre-clearance  for all  eligible  employees  is based upon  requirements  contained  within the  Company  Code of Ethics  (the
"Code").  It is important  that each employee read and  understand the Code of
Ethics so that you are fully aware of what the Code requires.

The Code is based  upon the  principle  that  officers  and  employees  of the
Company and its affiliated  divisions and subsidiaries owe a fiduciary duty to both the  shareholders  of the registered  investment  companies and all other clients  where the  Company  serves as an  adviser or  sub-adviser  ("Advisory
Clients").  Accordingly,  all employees must avoid  activities,  interests and relationships  that  might  interfere  or  appear  to  interfere  with  making decisions in the best interest of our Advisory Clients.

All  employees  must  pre-clear  trades by entering  the  request  into iTrade before execution of the order.  Transactions  that are excluded from having to be entered into iTrade are those  transactions  that are for Exempt Securities or  defined  as  Exempt  Transactions,  i.e.  direct  obligations  of the U.S.
Government,  certificates of deposit, shares of registered open-end investment companies  that  are  not  advised  or  sub-advised  by  the  Company  or  the employee's  operating  entity).  For a complete  listing of Exempt  Securities and Exempt Transactions, please refer to the Code.

Below  are  instructions  on  how  to  begin  using  the  iTrade  system,  and instructions on how to enter  electronically  Personal Securities  Transaction
Requests.

A.    Logging into  iTrade

To begin using iTrade, you must click on the "CTI iTrade  Pre-Clearance  Form"
link which appears on the Compliance Page of the Company  Intranet.  This will open the Internet  Explorer Web browser directly to iTrade.  iTrade is Windows
Authenticated,  meaning your Windows ID and password are used as your login to the  application;  therefore,  you  will  not  have to  enter  another  ID and password to access iTrade.

If you receive the message "iTrade is currently  unavailable",  this indicates that iTrade is not  available at the current  time.  iTrade is only  available from 8:00am to 4:00pm EST.  Please try again during these hours.

B.    Certification Screens

When  you log  into  iTrade,  you  will  immediately  be  presented  with  the certifications that need to be made at the current time, if applicable.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

To certify from the main screen:

      Step 1: Click the Certify hyperlink adjacent to the Certification. The corresponding certification screen appears.

      Step 2: In the certification screen, you will be presented with the information you are required to validate. Click [Certify Now] if the information is correct. If data is missing, notify the Compliance
      Department so the correct information can be added.

After you certify to all the scheduled reporting requirements and/or click
[Certify Later] to those where the window period is still open, you will receive the Certification Confirmation screen. This screen displays which certifications were completed and which are still pending.

You will not be able to submit a trade request without certifying to all certifications that require immediate attention.

C.    Submitting a Trade Request

Once you have completed the required  certifications,  you may select Requests from the menu  bar.  In order to submit a request  for  pre-clearance,  select the Submit  Request from the  Requests  menu.  You must  complete all required fields on the Submit Request screen. The required fields are as follows:

1.    Selecting the Security

      To  enter a trade  request,  you must  first  enter a  ticker,  CUSIP or security  name in the  appropriate  field for the  security  you wish to trade. In order to identify the ticker in the security list,  select the ticker for the trade request from the Security Lookup screen:

      This can be done several ways:

(a)   If you know the ticker of the security:

            Step 1:     Type in the ticker, CUSIP or security name and then
                  Click on the [Lookup] button.
                  The Security Lookup screen will give you the choices that
                  are close to, or match what you typed in.

            Step 2: Select the ticker or CUSIP of the security you wish to trade by clicking on the
                  hyperlink.

            Step 3: CTI iTrade will fill in the ticker, security name, CUSIP and security type automatically on the Submit Request
                  screen.

      (b)   If you don't know the full ticker of the security you would like to trade:

            Step 1:     Type in the first few letters of the security name
                  followed by an asterisk* and then click the [Lookup]
                  button  For Example:  If you want to buy shares of Intel
                  and all you remember are the first few Letters, type in
                  int* then hit [Lookup].

            Step 2:     If any tickers are found, they are displayed on the
                   Security Lookup screen.  Select the ticker or CUSIP of the security you wish to trade by clicking on the hyperlink.

            Step 3:     CTI iTrade will fill in the ticker, security name,
                   CUSIP and security type automatically on the Submit
                   Request screen.

(c)   If you only know the name of the security you would like to trade:

            Step 1: Go to the Security Name field, type in an asterisk *, a few letters of the name and another asterisk * (For
                    Example:  for American Brands type in *amer*)

            Step 2:     Any securities whose names have `amer' in them will
                   be displayed.  Select the ticker or CUSIP of the security
                   you wish to trade by clicking on the hyperlink.

            Step 3:     CTI iTrade will fill in the ticker, security name,
                   CUSIP and security type automatically on the Submit
                   Request screen.

(d)   If the security you would like to trade is not located in the [Lookup]
            Screen you will need to contact the Compliance Department.  The
            Compliance Department will add the security to iTrade, so that the system can determine if the trade request is permissible.

            CTI iTrade Screen for locating a ticker.

      [GRAPHIC OMITTED][GRAPHIC OMITTED]

2.    Completing the Request on iTrade

            In order to complete the Submit Request screen, the following fields must be completed:

              (a) Transaction Type - Click on the dropdown arrow to the right of the field and select the type of
                                 transaction you wish to make: Buy, Sell,
                                 Cover Short, or Sell Short.

              (b) Brokerage Account -   Click on the dropdown arrow to the
                                    right of the field and select the account
                                    to be used for the trade.
              (c) Price - Fill in the anticipated price at which you expect to execute the trade.
              (d) Quantity - Fill in the quantity you expect to buy or sell.
              (e) Notes - Enter any notes you wish to send with this request.

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

      3.    Submitting the Request on iTrade

            Once all the required fields on the Submit Request screen have been completed:

                 Step 1:Click the [Preview] button to see your request
                        details before submitting. [Or you may click the
                        [Clear] button to clear the request information and
                        reenter your request.]

                 Step 2:The Request Preview screen is displayed.

                 [GRAPHIC OMITTED][GRAPHIC OMITTED]

                 Step 3:Click the [Submit] button at the Preview Request
                        screen to send the request through iTrade. [Or you
                        may click the [Edit] button to return to the Submit
                        Request screen.]

                 Step 4:You will receive a message on top of the Preview
                        Request screen indicating whether or not your trade
                        request has been approved for trading through your
                        personal brokerage account.  If the transaction has
                        been denied, a Stop sign will appear with the message
                        "Trade Request has been denied".  If you have any
                        questions about a denial, please contact the
                        Compliance Department.

                        If the request has been approved, print out the
                        confirmation as a record of the trade. You may now
                        proceed and execute the trade in your personal
                        brokerage account.

                        To continue with another trade request, click on the
                        [Submit Another Request] button; otherwise, you can
                        exit iTrade by selecting Logout from the menu bar.

4.    Exiting Without Submitting the Trade Request

      If you decide not to submit the trade request before clicking the
      [Submit Request] button, simply exit from the browser by clicking on
      Logout  on the menu bar.

5.    Starting Over

      To clear everything on the screen and start over, click the [Clear]
      button on the Submit Request screen.  This will clear all the previously entered data.

6.    View Code of Ethics

      To view the Company Code of Ethics in iTrade, click on Home on the menu bar, then click View Code of Ethics.  You may select another option from the menu bar.

D.    Resubmitting Personal Trade Requests

You will be able to resubmit a previously entered request in order to edit the quantity. ONLY the current day's trade requests that are either pending or have been approved will be eligible for resubmission.  Any trade requests that have been denied by the system or by Compliance will not be eligible for resubmission.

To select a trade request for resubmission, select Requests, then Review
History from the menu bar.
[You may also select Search Requests at this time to find the trade request you are looking for.  You can search your trade request history by request date, account, transaction type, ticker, CUSIP or security name.]

When the Trade Request History screen is displayed, only those requests that fit the above criteria will show the quantity as an editable field.  Select the Quantity link on the particular trade request you want to change and you will be brought back to the Submit Request screen.  Only the quantity field will be available for editing.  The trade will run through the entire process, including checking restrictions, as though it were a new trade request.

After the current day window period has expired, request history records will appear as `Read Only'.

E.    Canceling a Trade Request

A Cancel link will appear in the grid with the request record where you can indicate that the trade has been canceled.  Click on this link and you will be brought to a screen where you can confirm this is the trade request that you want to cancel.  After confirming, the canceled column will display the text `Canceled' and the link will no longer be active.

                                 Appendix VI
                                      3
                                 Appendix VI
                                      1
                                                                   APPENDIX VI
           [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]
Allianz Global Investors of America L.P.
Designated Brokerage Program-- Offered by Charles Schwab
------------------------------------------------------------------------------

                  APPENDIX VI: SCHWAB AS A DESIGNATED BROKER

Allianz Global Investors of America L.P. and its affiliated divisions or subsidiaries (the "Company") have chosen Schwab as a designated broker based on the products that Schwab offers at competitive prices and on the high level of service Schwab provides to its clients.

As a Schwab customer, you can choose from a range of financial solutions

You will have access to:

o     Schwab's extensive local branch network with over 300 branches nationwide.

o     Personalized assistance from Schwab Investment Consultants.

o     A full range of self-directed retirement plans, including Traditional,
     Roth, SEP, SIMPLE, Rollover IRAs and Qualified Retirement Plan (QRP).

o     Schwab's Mutual Fund OneSource Service, which includes over 1,000 no-load Mutual Funds, including certain PIMCO products and funds from other prominent fund families, all available without transaction fees(1).

o     Experts in a variety of fields including Schwab Bond Specialists, who average more than 10 years' experience and focus exclusively on the fixed income markets.  These specialists can offer you regional expertise as well as a wide selection of fixed income investments.
     Please call Tom Brophy at 800-856-1748 for assistance with specific fixed income needs.

o     Convenient services such as online bill payment, electronic money transfers and automated trading.

As an Allianz Global Investors of America L.P. employee your special benefits include:

o     Toll-free access to a dedicated Schwab service team at 1-888-621-3933 and a customized website to further explain your benefits and to help you get started: http://www.schwabexclusive.com/23262
o     Preferred pricing on equity trades placed online from $19.95 to as low as $8
o     Account Service Fees waived
o     Customized seminars and workshops on investing, retirement, and estate planning

Preferred Pricing for Allianz Global Investors of America L.P

Schwab and the Company have negotiated special pricing for transactions on
U.S. equity trades on behalf of all employees of the designated affiliates of the Company.  This table provides the basic pricing schedule, which varies based on your household assets held at Schwab.

----------------------------------------------------------------------------------------
                                                    Schwab Mutual   Transactio
 Household           Online                         Fund OneSource  Mutual
Assets           Equity Trades     Penny Stocks        Service        Funds   nOptions
----------------------------------------------------------------------------------------
 More than $1          $8              $8.00         No loads or              $9.95
                                                                      $39.00  plus
                                  nlimited shares                    flat fee $0.75
                unlimited shares                                              per
    million        per trade     u                 transaction fees           contract
----------------------------------------------------------------------------------------
                     $9.95                                                    $9.95
                  first 5,000                                         $39.00  plus
                 shares; $0.01                                       flat fee $0.75
 From $500,000     each share          $9.95         No loads or              per
  - $999,999       thereafter    unlimited shares  transaction fees           contract
----------------------------------------------------------------------------------------
   Less than         $9.95             $9.95         No loads or              $9.95
                  first 1,000                                         $39.00  plus
                 shares; $0.01                                       flat fee $0.75
                   each share                                                 per
   $500,000        thereafter    unlimited shares  transaction fees           contract
----------------------------------------------------------------------------------------

Pricing subject to change based on household asset level; please see the
Charles Schwab Pricing Guide on Schwab.com for additional information.
Corporate negotiated pricing supercedes retail pricing.

Offer is only available for U.S.-domiciled, dollar-based retail accounts held at Charles Schwab & Co., Inc. This offer does not apply to accounts held with
Independent Investment Advisors at Schwab, Schwab Private Client or U.S.
Trust.

Choose Schwab-- Call 1-888-621-3933 between 5:00 a.m and 7:00 p.m. Eastern
Time.

Schwab has established a dedicated  client support line for Company  employees to help you get  started.  Simply call the  toll-free  number above to receive assistance with the following:

o     Streamlined account opening by phone
o     Asset transfer assistance
o     Service recommendations
o     Introductions to specialists
o     Appointments in Schwab Investor Centers
o     Answers about your exclusive benefits

                     It's easy to open a Schwab account.

The easiest way to open a Schwab account is to call the client support line for Company employees at the toll-free number above. You'll also find the applications and forms you need in your information package. If you need additional applications or forms, you can call your team or simply:

o     Download and print forms--including transfer of account forms--online at
     www.schwabexclusive.com/23262 OR
o     Stop by any local Schwab Investment Center near you

The closest branches to Allianz Global Investors of America L.P. office locations are listed below.  Please be sure to identify yourself as part of the Allianz Global Investors of America L.P. or one of its legal entities'
Designated Brokerage program.

-----------------------------------------------------------------------------

       NEW YORK, NY              NEW YORK, NY             NEW YORK, NY
    1211 Avenue of the        60 E. 42nd Street          2308 Broadway
         Americas              Near 5th Avenue
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       NEW YORK, NY              NEW YORK, NY             NEW YORK, NY
1360 Third Street at 77th       46 Wall Street            2 Penn Plaza
          Street
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       NEW YORK, NY              STAMFORD, CT            GREENWICH, CT
     300 Park Avenue           300 Atlantic St.         Appointment Only
      at 50th Street                                       Location.
                                                          Please call
                                                          877-724-2501
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

       NEW YORK, NY             FAIRFIELD, CT           WHITE PLAINS, NY
     1 Madison Avenue           1248 Post Road       50 Main Street, Suite
                                                              274
-----------------------------------------------------------------------------

Or, to find a Schwab Investment Center near you call 1-888-621-3933

1 Schwab's short-term transaction fee will be charged on redemptions of funds
(except certain SchwabFunds) bought through Schwab's Mutual Fund OneSource(R)
service (and certain other funds) with no transaction fee and held for 180 days or less.  If you pay a transaction fee to purchase a fund, you will also pay a transaction fee when you sell it as well. Schwab reserves the right to change the funds we make available without transaction fees and to reinstate fees on any funds.  Schwab receives remuneration from participating fund companies. Fund shares may be purchased from the fund company directly with no transaction fee.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing. You may also view, download and print a prospectus by clicking on Prospectuses & Reports.

                                 Appendix VII
                                      1
                                                                  APPENDIX VII

                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.

               APPENDIX VII: INITIAL ACKNOWLEDGEMENT OF RECEIPT

                                CODE OF ETHICS
                                     and
                    INSIDER TRADING POLICY AND PROCEDURES

      I hereby  certify  that I have read and  understand  the Allianz  Global
Investors  of  America  L.P.  Code  of  Ethics,  Insider  Trading  Policy  and
Procedures and Privacy Policy  (collectively,  the "Code").  I understand that
I have a fiduciary duty to the Company's  Advisory  Clients and that I have an obligation to promptly report suspected  violations of the federal  securities laws to the Chief  Compliance  Officer or Chief Legal  Officer of the Company.
Pursuant  to such  Code,  I  recognize  that I must  disclose  or  report  all personal  securities  holdings  and  transactions  required to be disclosed or reported  thereunder and comply in all other respects with the requirements of the Code. I also agree to cooperate  fully with any  investigation  or inquiry as to whether a possible  violation  of the  foregoing  Code has  occurred.  I understand  that any failure to comply in all aspects with the  foregoing  and these policies and procedures may lead to sanctions, including dismissal.

Date: __________________________    ______________________________
                                    Signature

                                    ______________________________
                                    Print Name

                                Appendix VIII
                                      3
                                Appendix VIII
                                      1
                                                                 APPENDIX VIII

                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.

 APPENDIX VIII: INITIAL REPORT OF PERSONAL SECURITIES HOLDINGS AND BROKERAGE
                                   ACCOUNTS

      I hereby  certify that the following is a complete and accurate  listing as of the date hereof, of all beneficially  owned brokerage accounts or Mutual
Fund accounts and Securities  held therein.  I understand  that I must provide this  information  to my local  Compliance  department no later than ten (10)
calendar days after my start date.  The  information  supplied must be current as of a date no more than  forty-five  (45) days before  becoming an employee.
Failure to comply  within this time period will be  considered  a violation of the Company Code of Ethics.

I.    Brokerage  and Mutual Fund  Accounts  Maintained:  I currently  maintain the following  brokerage  accounts or Mutual Fund  accounts  with  brokerage facilities  (list  below  and  attach  the  most  recent  account  statement containing ALL information required below):

------------------------------------------------------------------------------
                                                                Relationship
                                                                     to
   Name on Account      Name of Brokerage   Account Number(s)     Account
                               Firm                                Holder
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

II.   Securities  Owned:  List each  Security  held in the  account(s)  listed
  above  or  attach  the  most  recent   brokerage   or  Mutual  Fund  account
  statement(s) containing ALL information required below:

-----------------------------------------------------------------------------------------
                             Security Type                 Market Value or
      Security Name       (CS, Bond, MF, etc.) # of        Principal Amount     Date
                                                 Shares                       Acquired
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Use additional sheets if necessary.

Except  where  exceptional  circumstances  exist,  accounts are required to be held with a Designated  Broker.  Accordingly,  unless I am granted approval to maintain these accounts  outside of a Designated  Broker,  I agree to transfer them as soon as  possible  (generally  thirty  days or less)  to a  Designated
Broker.  Pending  transfer of these  accounts to a Designated  Broker,  I will not effect any  brokerage  transactions  in these  accounts and I will arrange for my local  compliance  department  to receive a  duplicate  copy of monthly statements for each such account.

III.  Request  to  Maintain  Fully   Discretionary   Managed   Accounts:   The
  account(s)  listed  below  from  Section I are fully  discretionary  managed
  accounts  and  I  am  not   involved  in   investment   selections   through
  recommendation,  advice,  pre-approval  or  otherwise,  or I  am  a  passive beneficiary of the account and am not involved in the investment decisions.

  Name of Account(s):

  Account #(s):

  Name of Discretionary Firm(s) Account is Held:

  Address and Phone Number of Firm(s):

  Name of Individual(s) with Discretion to Manage Assets at the Firm:

IV.   Request  to  Maintain  Outside  Brokerage  Accounts  (Other  than  Fully
  Discretionary  Managed Accounts):  I hereby request approval to maintain one or more of the brokerage  accounts  listed in Section I above,  based on the following:  Please check the appropriate box(es).

      A participant in the account is employed by another asset management firm or brokerage firm that requires the account to be maintained at such firm.  I will arrange for duplicate confirmations and monthly statements to be sent to my local compliance department.

      List account(s):
      _______________________________________________________________

        Other (explain)
_________________________________________________________________

      List account(s):
      ___________________________________________________________

V.  Acknowledgment and Certification

  By signing this form, I acknowledge that I have received and understand the
  Company Code of Ethics and Insider Trading Policy and Procedures.  I agree to abide by the provisions of the Code and to promptly notify my local compliance department of any changes to the above information.

  If I am  requesting  permission  to maintain a fully  discretionary  managed account,  I certify that I or a covered person  associated  with me does not have investment  discretion,  including but not limited to making investment decisions,  approving  or  disapproving  investments  for  the  account,  or trading  authorization on the account. I understand that once approved,  and on an annual basis  thereafter,  I will need to re-certify  that nothing has changed as it relates to this account.

   ________________________________________
   Employee Signature

   ____/_____/_____

   Date

   ________________________________________
   (Print Name)

   _________________________________________
   (Employee Position/Title)
   [GRAPHIC OMITTED]
   LOCAL COMPLIANCE GROUP:

     Approved                                  Not Approved

     __________________________________________
   Signature

   Reason for Not Approving Account(s):

   __________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

   Date Notified Employee: ______________________________

                                 Appendix IX
                                      2
                                 Appendix IX
                                      1
                                                      APPENDIX IX

                     ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.
                  APPENDIX IX: QUARTERLY TRANSACTION REPORT

As a Company  employee,  you are  required  to report your  personal  security transactional  information to your local compliance  department no later than
30 calendar  days after the end of each calendar  quarter  unless the personal
security   transaction(s),   executed  in  your   brokerage   or  Mutual  Fund
account(s), meets one of the following criteria:

   1) Your account is maintained  with a designated  broker whereby your local compliance  department  is  aware  of and has  access  to your  personal security transactions via confirms and personal account statements;

   2)  Your account is maintained with a  non-designated  broker that has been approved by your local  compliance  department  whereby  the  compliance department is receiving duplicate copies of your transactional  confirms and personal account statements; or

   3)  Your  quarterly  security  transactions  involved  securities  that are exempt(1)  from the  reporting  provisions  pursuant to the Company Code even  though  such  security  transactions  were  executed in an account maintained  with an  approved  non-designated  broker  that is unable to provide duplicate confirms or personal account statements.

 Complete  the  section  of  this  Form  if  you  have   effected  a  Security
 transaction  in your  beneficially  owned  brokerage,  Mutual Fund or trading account that does not meet any of the above  criteria.  You must provide this
 information  on  such  security   transactions   to  your  local   compliance
 department  no later  than the 30th  calendar  day  following  the end of the calendar quarter.
------------------------------------------------------------------------------

The following are my Securities transactions (other than Exempt Transactions)
that have not been reported to my local Compliance Department:
-------------------------------------------------------------------------------------------
                      Security Name      Number of
----------            and Ticker or      Shares and
                        CUSIP (if        Principal               Broker     Account Number
           Buy/Sell    applicable,       Amount (if    Unit         Name
   Date                interest &       applicable)      Price
                     maturity date)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

By  signing  this  document,  I am  certifying  that I have met the  quarterly reporting  requirements  pursuant to the Allianz Global Investors of America's
Code in regards to disclosing my beneficially  owned brokerage  account(s) and any  securities  transactions  that were effected in such  account(s) for this quarterly reporting period.

_____/_____/_____                         _____________________________________
                  Date                                Signature
__________________
(1)   You do not have to report any  transactions  that were  executed  in the following securities:  1) U.S. Government  Securities,  2) Bank Certificates
  of Deposit,  3) Banker's  Acceptances,  4) Commercial Paper, 5) High Quality
  Short-Term  Debt  Instruments  (including  repurchase  agreements),  6) U.S.
  Government  Agency  Securities,  7) Money  Market  Funds,  and 8)  Shares of
  Registered  Open-End  Investment  Companies  that  are  not  advised  by the
  Company or sub-advised by the employee's operating entity.

                                  Appendix X
                                      2
                                  Appendix X
                                      1
                                                                    APPENDIX X

                      ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.
    APPENDIX X: ANNUAL LISTING OF SECURITIES HOLDINGS AND CERTIFICATION OF
                                  COMPLIANCE

I hereby  acknowledge  that I have  read and  understand  the  Allianz  Global
Investors  of  America  L.P.  Code  of  Ethics,  Insider  Trading  Policy  and
Procedures  and Privacy  Policy  (collectively,  the "Code") and recognize the responsibilities  and obligations  incurred by my being subject to the Code. I understand that I have a fiduciary duty to the Company's  Advisory Clients and that I have an  obligation  to promptly  report  suspected  violations  of the federal  securities  laws to the  Chief  Compliance  Officer.  Furthermore,  I certify that I have  complied with the  requirements  of the Code for the year ended  December 31, _____,  and that I have disclosed or reported all personal securities  holdings  and  transactions  required to be  disclosed or reported thereunder,  and complied in all other respects with the  requirements  of the
Code. I also agree to  cooperate  fully with any  investigation  or inquiry as to whether a possible violation of the foregoing Code has occurred.

For  personal  securities  account(s)  held  at  Charles  Schwab  &  Co.  or a
pre-approved   non-designated   broker(s),  I  hereby  authorize  delivery  of
transactional  confirms  and account  statement(s)  in such  account(s)  to my local compliance  department as deemed necessary pursuant to Rule 204-2(a)(12)
of  the  Investment  Advisers  Act  of  1940.  I  acknowledge  that  all of my personal securities accounts are reflected  completely and accurately as shown below and all securities  beneficially owned by me are reflected accurately in such  accounts  (see  below).  I  also  agree  to  cooperate  fully  with  any investigation  or inquiry as to whether a possible  violation  of the Code has occurred.

[GRAPHIC OMITTED]

A.    Brokerage   and  Mutual  Fund  Accounts   Maintained:   I  maintain  the
   following  brokerage  accounts  or  Mutual  Fund  accounts  with  brokerage facilities  (list  below  or  attach  the  most  recent  account  statement containing ALL information required below):

----------------------------------------------------------------------------------------
                                                                       Relationship
      Name of Account        Account Held At     Account Number     to Account Holder
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Use additional sheets if necessary.

B.    Securities Owned:  Check the applicable box

      My  local  compliance  department  has  access  to  my  transactions  in
       Securities  that  are  held  and  traded  in  my  personal   securities
       account(s)  with Charles Schwab & Co. or with any other  brokerage firm that is providing  duplicate copies of transactional  confirmations and account  statements for my personal  securities  account(s) to my local compliance department as shown above.

     My local compliance  department does not receive any securities  holdings or  transactional  information  on my  beneficially  owned  account(s).
       Therefore,  I have attached a list of all Securities (other than Exempt
       Securities) that are  beneficially  owned by me in such account(s) that are shown above.

Date: ___/____/____

_______________________________________
Signature

_______________________________________
Print Name

                                 Appendix XI
                                      2
                                 Appendix XI
                                      1
                                                                   APPENDIX XI

                   ALLIANZ GLOBAL INVESTORS OF AMERICA LLC

          APPENDIX XI: PRE-CLEARANCE OF SECURITIES TRANSACTION FORM

(1)   Name of employee requesting authorization:

(2)   Operating Entity Employed by:

(3)   If different from #1, name of the account
      where the trade will occur:

(4)   Relationship of (2) to (1):

(5)   Name of the firm at which the account is held:

(6)   Name of Security:

(7)   Maximum number of shares or units to be
      purchased or sold or amount of bond:

(8)   Check those that are applicable:

___ Purchase      ___ Sale      ___ Market Order      ___ Limit Order (Price
of Limit Order: _______)

                                                         COLUMN I     COLUMN II
(8)   Do you possess material nonpublic information
      regarding the security or the issuer of the      ______  Yes   ______  No
      security?

(9)   To your knowledge, are the securities or
      "equivalent securities" subject to a pending
      buy or sell order on behalf of an Advisory       ______  Yes   ______  No
      Client of the Company?

(10)  To your knowledge, are there any outstanding
      purchase or sell orders for this security or
      any equivalent security by any Advisory Client   ______  Yes   ______  No
      of the Company?

(11)  To your knowledge, are the securities or
      equivalent securities being considered for       ______  Yes   ______  No
      purchase or sale for any Advisory Client of the
      Company?

                 PRE-CLEARANCE OF SECURITIES TRANSACTION FORM

                                                        COLUMN I     COLUMN II
(12)  Are the securities being acquired in an
      initial public offering?                        ______  Yes   ______  No

(13)  Are the securities being acquired in a private
      placement?                                      ______  Yes   ______  No

(14)  If you are a Portfolio Manager, has any
      account you manage purchased or sold these
      securities or equivalent securities within the
      past three calendar days or do you expect the
      account to purchase or sell these securities    ______  Yes   ______  No
      or equivalent securities within three calendar
      days of your purchase or sale?

      I have read the  Allianz  Global  Investors  of America  LLC Amended and
Restated  Code of Ethics  dated  October  2006 and believe  that the  proposed trade fully complies with the requirements of the Code.

                                          ______________________________
                                                Employee Signature

                                          ______________________________
                                                Print Name

                                          ______________________________
                                                Date Submitted

Authorized by:    ___________________

Date:             ___________________

                                 Appendix XII
                                      1
                                                                  Appendix XII

              APPENDIX XII: PRE-CLEARANCE TRADE REQUEST FORM FOR CTI ITRADE
                                    USERS

      [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                Appendix XIII
                                      1
                                                                 APPENDIX XIII

                   ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.
            APPENDIX XIII: PRIVATE PLACEMENT APPROVAL REQUEST FORM

(Must attach a copy of the private placement memorandum, offering memorandum or any other relevant documents)

Date Submitted: ___/___/___            Employee Name:
___________________________________

Dpt/Job Title: _________________  Entity/Employee Group:
______________________________

[GRAPHIC OMITTED]

1.    Name of the sponsor's corporation, partnership or other entity:

   __________________________________________________________________________________

     a) Name of private placement:
    _____________________________________________

2.    The sponsor's corporation, partnership, or other entity is:   Public
Private

3.    Describe the business to be conducted by the issuer of the private placement:

   __________________________________________________________________________________

4.    Nature of your participation:  Stockholder   Selling Agent   General
                    Partner   Limited Partner
                                                        Other:
________________________

5.    Have you received, or will you receive "selling compensation" in connection with the transaction?
     YES     NO   If yes, describe the nature of your compensation:
   __________________________________________________________________________________

6.    Size of offering (if a fund-provide size of fund):
                    ________________________________________

7.    Size of your participation as a percentage of total shares or units outstanding:  _________________

8.    Have you or do you intend to recommend, refer, or solicit others in any
   way in connection with this investment?    YES     NO

       If yes, please describe:

   __________________________________________________________________________________

9.    Has this private placement been made available to any client account where either you, or the person
   you report to, exercise investment discretion?   YES     NO

   If no, state why:

   __________________________________________________________________________________

10.    Describe how you became aware of this private placement:
   ___________________________________

11.   To the best of your knowledge, will this private placement result in an
   IPO within the next 12-18 months?   YES    NO

[GRAPHIC OMITTED]
Approved       Disapproved    ____________________     Date: ___/___/___
                                                         Immediate Supervisor

Approved       Disapproved    ____________________     Date: ___/___/___
                                                         Chief Operating
Officer
                                                         (where applicable)

Approved       Disapproved    ____________________     Date: ___/___/___
                                                         Compliance Officer

                                 Appendix XIV
                                      2
                                 Appendix XIV
                                      1
                                                                  APPENDIX XIV

                   APPENDIX XIV: REVIEW OF TRANSACTIONS IN
                             AGI CLOSED-END FUNDS
==============================================================================

==============================================================================
EFFECTIVE DATE: December 19, 2005
==============================================================================

APPLICABLE POLICY:
Prior to purchasing or selling shares in any AGI Closed-End Fund, the employee must complete a pre-clearance form (the "PRECLEARANCE OF AGI
CLOSED-END FUND TRANSACTION FORM") and submit it for approval to their local compliance officer.  In determining whether to clear the trade, the local compliance officer (either the officer to whom the form was submitted or another officer to whom it was assigned for attention) in conjunction with the Chief Compliance Officer of AGIFM ("AGIFM CCO") must make an assessment as to whether the transaction complies with the Code of Ethics and is otherwise appropriate.

COMPLIANCE STEPS:

Before clearing the trade, the local compliance officer must assess a number of factors including:

o     Review the PRECLEARANCE OF AGI CLOSED-END FUND TRANSACTION FORM for
            completeness and accuracy.  If the employee has indicated that he/she possesses material nonpublic information regarding the closed-end fund, the trade must be rejected.
o     Confirm that the trade does not violate either of the following blackout periods:
(1)   the closed-end fund must have been trading in the secondary market for at least 30 business days since its initial public
                  offering; and
(2)   the trade must not be within the blackout period indicated on the
                  Closed-End Dividend Blackout Calendar posted on the
                  Compliance Tab of the intranet.
o     If the employee is requesting preclearance for a selling transaction, confirm that the trade will not violate any required holding periods under Section 16 or the Code of Ethics.
o     If the employee requesting preclearance works for the sub-adviser of the fund in question, AGIFM or AGIA; the local compliance officer must conduct additional due diligence.  Such due diligence shall include:
1.    Contacting the relevant portfolio manager (or other sub-adviser personnel) to determine whether there are any pending
                        or planned changes to the closed-end fund's portfolio
                        that may materially affect the NAV, distribution or
                        dividend rate of the fund.
2.    Determining whether any material changes to the fund (e.g., change of portfolio manager) are pending or planned.
3.    Determining, through discussion with the portfolio manager or other sub-adviser personnel, whether there are any market
                        events (e.g., merger involving equity security,
                        default of fixed income security) affecting the fund.
o     If the local compliance officer determines that the trade requested is not prohibited based on the above criteria, the local compliance officer shall scan the PRECLEARANCE OF AGI CLOSED-END FUND
            TRANSACTION FORM and email it to the AGIFM CCO at
            CEFPreClearance@allianzgi-us.com.  The AGIFM CCO and his/her designees will access to this email to perform the following duties.

Due diligence to be performed by the AGIFM CCO:
o     The AGIFM CCO shall contact the Fund Administration Group to determine the following items:
1.    Confirm that the trade is not within a three business day period before and a two business day period after the dividend
                        declaration press release for the fund in question.
2.    Confirm that the trade is not within a five business day period before and a two business day period after an earnings
                        release for the fund in question.
3.    Confirm that the closed-end fund has completed all of its initial common and preferred share offerings and is not
                        otherwise engaged in an offering of its securities.
4.    Determine if fund administration anticipates any change in the dividend
                        (other than LIBOR Rate changes in floating rate
                        funds) or any other material corporate actions.
5.    Determine when the next meeting of the Board of Trustees of the fund will be held and whether any action is anticipated
                        that may materially affect the NAV, dividend or
                        distribution rate of the fund.
6.    Confirm items 1-3 of the local compliance officer's due diligence items listed above.

o     Based on the above criteria, the AGIFM CCO will note his approval or rejection of the trade request on the form and notify the local compliance officer.

The local compliance officer shall be responsible for communicating approval or rejection of the preclearance request.

After the trade is completed, the local compliance officer must do the following as part of his/her assessment:

o     Confirm by the 1st business day after trade date, that AGI NY Legal has received the trade information for Section 16 reporting persons.
            (For information on Section 16 filing procedure please consult the Fund Compliance Manual)
o     Review and file any documents or information in accordance with the local sub-adviser's record keeping procedures for employee transactions in AGI Closed-End Funds.

                                 Appendix XV
                                      3
                                 Appendix XV
                                      1
                                                                   APPENDIX XV

                 Allianz Global Investors Fund Management LLC
             APPENDIX XV: AGI CLOSED-END FUNDS PRE-CLEARANCE FORM

      If you are an  employee of Allianz  Global  Investors  of America  L.P.,
Allianz  Global  Investors  Fund  Management  LLC,  Allianz  Global  Investors
Managed  Accounts LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge
Fund  Partners L.P. or NFJ  Investment  Group L.P. and you wish to invest in a closed-end  fund in which Allianz Global  Investors Fund Management LLC serves as the adviser,  then you must  complete the attached  pre-clearance  form and submit it to your local Compliance Officer for approval.

      ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

           Pre-Clearance Transaction Form for AGI Closed End Funds
                 (To be submitted to local compliance officer)

(1)   Name of employee requesting authorization:

(2)   If different from #1, name of the account
      where the trade will occur:

(3)   Relationship of (2) to (1):

(4)   Name of brokerage firm and account number:

(5)   Name of fund and type of security
      (e.g. common or preferred shares):

(6)   Ticker Symbol:

(7)   Intended number of shares:

(8)   Is the transaction being requested a purchase or sale?
                                                      (NOTE: short sales are
not permitted)
(9)   Has the fund completed all its initial common
      and preferred shares offerings and is not
      otherwise engaged in an offering of its shares?   ______ Yes    ______ No
(10)  Does the requested transaction violate the
      Closed-End Dividend Blackout Calendar posted on
      the Compliance Tab of the intranet?               ______ Yes    ______ No
(11)  Do you possess material nonpublic information
      regarding the security or the issuer of the
      security?                                         ______ Yes    ______ No
(12)  Are you a Section 16 reporting person with
      respect to the fund you wish to buy or sell?      ______ Yes    ______ No

(13)  If the requested transaction is a sale, has the
      required holding period been met?                 ______ Yes    ______ No

NOTE:  If you have any  questions  about  how to  complete  this  form  please contact a local compliance officer.

Approvals  are valid until the close of business on the day  approval has been granted.  Accordingly  GTC (good till canceled)  orders are  prohibited.  If a trade  is not  executed  by the  close  of  business,  you  must  submit a new
preclearance  request.   Obtaining  preclearance  satisfies  the  preclearance
requirements of the Code of Ethics (the "Code") and does not imply  compliance with the Code's other provisions.

By signing below,  the employee  certifies the following:  The employee agrees that the above  requested  transaction is in compliance  with the Company Code of Ethics.

                                                ______________________________
                                                Employee Signature

                                                ______________________________
                                                Date Submitted

-------------------------------------------

------------------------------------------
                    Authorized _____ Not
Authorized _____

By:

Printed Name:

Date:
-------------------------------------------

                                 Appendix XVI
                                      3
                                 Appendix XVI
                                      1
                                                                  APPENDIX XVI

                    Allianz Global Investors Fund Management LLC
             APPENDIX XVI: IQ CLOSED-END FUNDS PRE-CLEARANCE FORM

      If you are an  employee  of  Oppenheimer  Capital LLC or PEA Capital and you wish to invest in a  closed-end  fund in which  Allianz  Global  Investors
Fund  Management LLC serves as the adviser or your operating  entity serves as the sub-advisor,  then you must complete the attached  pre-clearance  form and submit it to your local Compliance Officer for approval.

                 ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

  Pre-Clearance Transaction Form for AGI Closed End Funds and IQ Closed End
                                    Funds
                 (To be submitted to local compliance officer)

(1)   Name of employee requesting authorization:

(2)   If different from #1, name of the account
      where the trade will occur:

(3)   Relationship of (2) to (1):

(4)   Name of brokerage firm and account number:

(5)   Name of fund and type of security
      (e.g. common or preferred shares):

(6)   Ticker Symbol:

(7)   Intended number of shares:

(8)   Is the transaction being requested a purchase or sale?
                                                      (NOTE: short sales are
not permitted)

(9)   Has the fund completed all its initial common
      and preferred shares offerings and is not
      otherwise engaged in an offering of its shares?   ______ Yes    ______ No
(10)  Does the requested transaction violate the
      Closed-End Dividend Blackout Calendar posted on
      the Compliance Tab of the intranet?               ______ Yes    ______ No
(11)  Do you possess material nonpublic information
      regarding the security or the issuer of the
      security?                                         ______ Yes    ______ No
(12)  Are you a Section 16 reporting person with
      respect to the fund you wish to buy or sell?      ______ Yes    ______ No

(13)  If the requested transaction is a sale, has the
      required holding period been met?                 ______ Yes    ______ No

NOTE:  If you have any  questions  about  how to  complete  this  form  please contact a local compliance officer.

Approvals  are valid until the close of business on the day  approval has been granted.  Accordingly  GTC (good till canceled)  orders are  prohibited.  If a trade  is not  executed  by the  close  of  business,  you  must  submit a new
preclearance  request.   Obtaining  preclearance  satisfies  the  preclearance
requirements of the Code of Ethics (the "Code") and does not imply  compliance with the Code's other provisions.

By signing below,  the employee  certifies the following:  The employee agrees that the above  requested  transaction is in compliance  with the Company Code of Ethics.

                                                ______________________________
                                                Employee Signature

                                                ______________________________
                                                Date Submitted

-------------------------------------------

                    Authorized _____ Not
Authorized _____

By:

Printed Name:

Date:
-------------------------------------------

                                Appendix XVII
                                      1

                                                                 APPENDIX XVII

              APPENDIX XVII: REPORT OF OFFER OR RECEIPT OF GIFT

   ------------------------------------------------------------------------------
   NAME/TITLE                        BUSINESS UNIT
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   DATE OF GIFT

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   NAME OF PERSON/INSTITUTION
   OFFERING OR GIVING GIFT

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   YOUR RELATIONSHIP WITH PERSON OR
   INSTITUTION OFFERING OR GIVING
   GIFT

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   DESCRIBE GIFT IN DETAIL, INCLUDE
   APPROXIMATE RETAIL VALUE IN US$
   AND STATE WHETHER IT IS A
   PROMOTIONAL ITEM.

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   OCCASION OR EVENT, IF ANY, FOR
   WHICH GIFT HAS BEEN OFFERED OR
   GIVEN

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   STATE WHETHER THE SAME              NO
   PERSON/ORGANIZATION HAS GIVEN
   YOU ANY OTHER GIFTS DURING THE      YES   (Describe prior gift and
   CURRENT CALENDAR YEAR.            approximate retail value, and the occasion
                                     for the gift.)

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   NAME OF SUPERVISOR AND TITLE

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   SIGNATURE OF EMPLOYEE AND
   DATE OF REPORT

   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------

   ==============================================================================

                                Appendix XVIII
                                      4
                                Appendix XVIII
                                      1
                                                                APPENDIX XVIII

                 APPENDIX XVIII: OUTSIDE BUSINESS ACTIVITIES

Outside business activities must not reflect adversely on the firm or give rise to real or apparent conflicts of interest with an employee's duties and responsibilities to the firm. Employees must alert Compliance of potential conflicts of interest when they become aware of them.  The firm may ask an employee to discontinue any outside activity if a potential conflict arises.

Outside business activity is not permitted if:

1.    It engages in a business opportunity that competes with any of the firm's businesses; or

2.    You take for yourself a business opportunity belonging to the firm.

Pre-Clearance is required for outside activities, including but not limited to:

      ?     Outside activity which you will be paid, including a second job;

      ?     Any affiliation with another for profit or not-for-profit
            business as a director, officer, advisory board member, general partner, owner, consultant, holder of % or more of the business voting equity interests or in any similar position;

      ?     Any governmental position, including as an elected official and as a member, director, officer or employee of a governmental agency, authority, advisory board, or other board (e.g. school or library board); and

      ?     Candidate for Elective Office.

You must seek new clearance for a previously  approved activity whenever there is any  material  change in relevant  circumstances,  whether  arising  from a change in your  position  at  Allianz,  or in your role  with  respect  to the activity or organization.

You must also advise  Compliance when you terminate your relationship with the organization.

            Request to Engage in Outside Business Activity with a
                    Profit or Not-For-Profit Organization

To:         Compliance

From: __________________________

Title:            __________________________

Business
Unit        __________________________

Phone:      __________________________

Date
Of Request: __________________________

------------------------------------------------------------------------------

1.    I would like to become a(n) [Check all that apply]

            |     Director
            |     Trustee
            |     Officer
            |     Member of Advisory Board
            |     General Partner
            |     Limited Partner
            |     Controlling Person
            |     Consultant/Sole Proprietor
            |     Employee
            |     Other   ___________________________________
                        ___________________________________
                        ___________________________________
                        ___________________________________

2.    Term of Office:   ___________________________________

3.    Starting Date:          ___________________________________

4.

Honorarium, Stipend or Salary (if inapplicable, please so state)
      __________________________________________________________
      __________________________________________________________
      __________________________________________________________

5.    Are you  serving  at the  request of  Allianz  or an  Affiliated  Entity
      (check one)?

            |     Yes         |     No

6.    If yes,  identify the name of the individual and affiliated legal entity requesting you to serve:

      ______________________________________________________________________________________________________________________________________________________________________________________________________

7.    Does the organization have a current business  relationship with Allianz or any  of  its  affiliates,  including  but  not  limited  to a  client relationship or vendor relationship?

            |     Yes         |     No

8.    If yes, describe the nature of the relationship.

      ______________________________________________________________________________________________________________________________________________________________________________________________________

9.    Do you have a direct or  indirect  responsibility  for any aspect of the relationship?

            |     Yes         |     No

10.   If yes, describe your involvement with the relationship.

      ______________________________________________________________________________________________________________________________________________________________________________________________________

11.   In connection with your association with this organization,  will you be
      involved  in  any  of  the   following?   Please  check  the  applicable
      categories.

      |     Making Investment Decisions

      |     Giving Investment Advice

      |     Managing money

12.   If any of the categories  noted in 11 apply,  please describe the nature of the investment  decisions,  advice or management of money you will be giving:

      ______________________________________________________________________________________________________________________________________________________________________________________________________

Please be advised  that  should  this  request be  approved,  you must  notify compliance  immediately of any real or apparent conflicts of interest that may arise due to your association with this organization.

___________________________________       ______________________________
Signature of Employee                           Date

___________________________________       ______________________________
Print Name of Immediate Supervisor              Signature     of     Immediate
Supervisor

___________________________________
Date Immediate Supervisor Approved

------------------------------------------------------------------------------
For Compliance Department Only

_________________________________         | Approved  | Not Approved
Date Reviewed

_________________________________         ______________________________
Name of Compliance Officer                      Signature    of     Compliance
Officer

Comments:
___________________________________________________________________

(1)  A security future is a contract of sale for future delivery of a single security or a narrow-based security index.
(2) Allianz Global  Investors  Open-End  Mutual Funds include funds  available through the Allianz  Global  Investors  401(k) Plan,  Auto Invest  Program and
Deferred  Compensation  Plan.  For a listing of  sub-advised  Open-End  Mutual
Funds, please see your local Compliance Officer.
(3) Automatic  Investment  Plans and Dividend  Reinvestment  Plans however are required to be reported in the Initial Report of Personal  Securities Holdings
and Brokerage Accounts and the Annual Report.
(4) An  equivalent  Security of a given  Security  is (i) a Security  issuable upon exercise,  conversion or exchange of the given Security,  (ii) a Security excercisable  to  purchase,  convertible  into or  exchangeable  for the given
Security,  or (iii) a Security otherwise  representing an interest in or based on the value of the given security.